UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03451

SEI Daily Income Trust

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: January 31, 2022

Date of reporting period: January 31, 2022

Item 1.	Reports to Stockholders.

January 31, 2022

ANNUAL REPORT

SEI Daily Income Trust

❯	Government Fund

❯	Government II Fund

❯	Treasury II Fund

❯	Ultra Short Duration Bond Fund

❯	Short-Duration Government Fund

❯	GNMA Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	5
Schedules of Investments	12
Statements of Assets and Liabilities	50
Statements of Operations	52
Statements of Changes in Net Assets	54
Financial Highlights	58
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	72
Trustees and Officers of the Trust	73
Disclosure of Fund Expenses	77
Liquidity Risk Management Program	79
Board of Trustees’ Considerations in Approving the Advisory Agreement	80
Notice to Shareholders	83

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

Since the Funds in SEI Daily Income Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

January 31, 2022

To Our Shareholders

COVID-19 developments continued to influence capital markets during the fiscal year ending January 31, 2022, with outbreaks and associated economic disruptions affecting both equity and bond markets. The emergence of Omicron—a new, extremely transmissible variant—in the fourth quarter led to a spike in market volatility. While the variant took a substantial toll on healthcare systems and global supply chains, markets remained largely optimistic that the spike, though dramatic in magnitude, would be relatively short-lived. For the most part, markets and policy decisions at the end of the reporting period appeared to reflect an expectation of continued emergence from the pandemic in the coming quarters.

Geopolitical Events

In January 2021, the two-millionth victim of the COVID-19 outbreak was claimed globally, a figure that would climb to almost 6 million by the end of the fiscal year. The final quarter of the period was defined predominantly by markets digesting the potential impact of the Omicron variant discovered in South Africa. Case numbers soared over this period as the new variant proved to be highly transmissible, though by most accounts it was also less severe.

The U.S. Congress voted to raise the debt ceiling (that is, the federal government’s borrowing limit) twice during the period—first with an October stopgap hike of $480 billion, and then with a December increase of $2.5 trillion—which is expected to cover spending through early 2023. President Joe Biden signed the Infrastructure Investment and Jobs Act—a multi-year infrastructure funding bill—into law during November. The initiative appropriated $1.2 trillion (including $550 billion above baseline spending), with nearly $300 billion of new spending to fund transportation projects over the next decade, another $65 billion apiece dedicated to broadband internet and power grid projects, and $55 billion reserved for water infrastructure.

With a growing Russian military presence at Ukraine’s border, Nord Stream 2—Russia’s not-yet-operational (although completed) natural gas pipeline that runs along the Baltic seabed directly to Germany—became the subject of renewed Trans-Atlantic interest in late January given the leverage it would provide the Kremlin over Europe. The U.S. deployed 2,000 troops to Germany and Poland, mobilized 1,000 troops to Romania, and ordered additional troops to stand by for deployment at the beginning of February, after having prepared an initial 8,500 troops to deploy in January.

Economic Performance

The U.S. economy expanded at a robust annualized rate of 6.3% in the first quarter of 2021; consumer spending (which accounts for nearly 70% of U.S. economic activity) spiked by 11.3% as Americans put their stimulus payments to work, providing a much-needed boost to restaurants, hotels and airlines. Overall U.S. economic growth measured an annualized 6.7% during the second quarter, just above the first-quarter pace, as service-oriented businesses saw continued gains from the rise in vaccinations and re-openings. A 2.3% annualized growth pace in the third quarter was the slowest increase since the end of the 2020 recession, as slowdowns in consumer spending and supply-chain issues challenged growth. GDP jumped to a 6.9% annualized rate in the fourth quarter of 2021 and resulted in a 5.7% gain for the entire year, the strongest figure since 1984.

The U.S. unemployment rate declined gradually during the period, with the final figure settling at 4.0% in January 2022, down from 6.4% a year earlier. The labor-force participation rate ended at 62.2%, up from 61.4% a year earlier. Average hourly earnings gained 5.7% over the fiscal year, as employers responded to pressure from a tight labor market and looked to boost pay in order to fill vacant positions.

The Federal Open Market Committee (FOMC) met most recently toward the end of the reporting period. In its post-meeting statement, the central bank affirmed its expectation that high inflation and a strong labor market will necessitate an increase in the federal-funds rate in the near future; Federal Reserve (Fed) Chair Jerome Powell echoed this in his press conference. The FOMC also confirmed a final $30 billion round of new asset purchases will take place in February before it can consider increasing rates, and it released a statement following its January meeting outlining its principles for reducing the size of its balance sheet. Powell had referred to high inflation as a severe threat earlier in January during his Senate reconfirmation hearing.

SEI Daily Income Trust / Annual Report / January 31, 2022

LETTER TO SHAREHOLDERS (Continued)

January 31, 2022

Market Developments

A theme for U.S. fixed-income markets was the flattening yield curve; yields on shorter-term bonds rose by more than those on longer-term securities. The move in shorter-term bonds reflected expectations for a series of rate hikes by the Fed, while longer-term bonds showed signs of concern for how monetary tightening might affect economic growth. Yields for 2-year U.S. Treasury notes ended the period up 107 basis points at 1.18%, while 10-year yields gained just 68 basis points during the fiscal year to finish at 1.79%.

U.S. high-yield bonds, which have less interest-rate sensitivity than Treasurys, outperformed U.S. government bonds as investors searched for yield; the escalation of COVID-19 also did not lead to the high default rates predicted early in the crisis. The U.S. government bond market, as measured by the Bloomberg US Government Bond Index, was 3.21% lower during the reporting period, while U.S. high-yield bonds, as measured by the ICE BofA US High Yield Constrained Index, climbed 2.07%. Within the high-yield market, energy remained the largest sector, and it easily outperformed the broader market.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were positive during the period. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) finished up 34.73% over the full one-year period, as a rebound in raw materials demand combined with supply constraints; the Bloomberg 1-10 Year US TIPS Index (USD) moved 3.76% higher during the reporting period, fueled by rising inflation expectations.

U.S. investment-grade corporate debt was lower; the Bloomberg US Corporate Investment Grade Index gave back 3.13% as the rise in interest rates had a negative impact on returns (bond prices move inversely to interest rates). U.S. asset- and mortgage-backed securities also declined during the fiscal year.

Our View

Although there have been pockets of speculative behavior in some areas of the financial world, we do not see the sort of widespread frenzy that would point to a serious equity correction in 2022. The economy would have to slow precipitously for reasons other than the temporary impact stemming from COVID-19 mobility restrictions. The trend in earnings would need to flat-line or turn negative.

We expect a gain in overall U.S. economic activity of around 4% in 2022—appreciably above the economy’s long-term growth potential of 2%. We also expect other countries to continue to post above-average growth as they recover from the past two years’ worth of lockdowns and shortages. With the major exception of China, which continues to pursue a zero-COVID-19 policy, most countries are unlikely to shut down their economies as fiercely or for as long as they did in 2020.

China’s performance in 2022 is one of the key unknowns that will influence global economic growth. Consensus expectations call for a soft landing of the Chinese economy, with gross domestic product (GDP) growing by about 5% in 2022 versus 8% in the past year.

The year ahead promises to be another one of extremely tight labor markets. We think more people will return to the workforce as COVID-19 fears fade, but there likely will still be a tremendous mismatch of demand and supply.

Currently, there are 11.8 million U.S. persons theoretically available to fill 10.9 million job openings—the smallest gap on record. Wage gains, unsurprisingly, have climbed at their fastest pace in decades over the past year. In the short term, we expect wages to continue their sharp climb as businesses bid for workers.

The U.K. also is experiencing a pronounced upswing in its labor-compensation trend. We think Brexit and the departure of foreign workers back to the Continent are aggravating the country’s labor shortage. The disparity in compensation trends among the richest industrialized nations also means that policy responses are likely to diverge.

Predicting a bad inflation outcome for 2022 isn’t exactly much of a risk. Where we depart from the crowd on inflation is in the years beyond 2022. We are skeptical that the Fed will be sufficiently proactive as it struggles to balance full and inclusive employment against inflation pressures that are starting to look more entrenched. We believe this will be the central bank’s biggest challenge in 2022 and beyond.

SEI Daily Income Trust / Annual Report / January 31, 2022

We also don’t think the Fed’s inflation and economic projections are internally consistent. Since it projects the economy to be even closer to full employment later into 2022 and beyond, we find it hard to understand why price pressures should ease so dramatically.

Even the central banks that are most likely to taper their asset purchases and raise policy rates in the months ahead (the Fed, the BOE and the Bank of Canada) will probably do so cautiously. By contrast, policy rates in emerging economies have already jumped.

It remains to be seen whether this pre-emptive tightening of monetary policy will forestall a 2013-style taper tantrum as the Fed embarks on its own rate-tightening cycle. Although emerging-market currencies have generally lost ground against the U.S. dollar during the past six months, the depreciation hasn’t become a rout (with the exceptions of Turkey and the usual economic basket cases—Argentina and Pakistan). Still, the shift in Fed policy will probably represent a formidable headwind for emerging-market economies in 2022.

The People’s Bank of China (PBOC) cut a key interest rate in December and then again in January, both by modest amounts. These cuts followed a reduction in reserve-requirement ratios aimed at increasing the liquidity available to the economy; it will take a while for any beneficial impact to be felt on China’s domestic economy, and even longer for the world at large.

In addition to the start of a new monetary tightening cycle, some economists have expressed concern about the next “fiscal cliff” facing various countries, the U.S. in particular. While there will be a negative fiscal impulse in the sense that the extraordinary stimulus of the past two years will not be repeated, we argue that the impact should be less contractionary than feared.

Perhaps economists should be more concerned about the negative fiscal impulse in the U.K., Canada, Germany and Japan. They are all facing a potential fiscal tightening equivalent to 4% of GDP this year. By comparison, the International Monetary Fund predicts that the cyclically adjusted deficit in the U.S. will contract by less than 0.5% of GDP.

We remain optimistic that growth in the major economies will be buoyed by the strong position of households. In the U.S., household cash and bank deposits were still almost $2.5 trillion above the pre-pandemic trend as at the end of September. This total is equivalent to almost 14% of disposable personal income. Excess savings in the U.K., meanwhile, have reached 10.6% of annual personal disposable income. Euro-area bank balances aren’t quite as high, but still amount to 5% of after-tax income.

Investors always need to deal with uncertainty; we are focused on three main areas of geopolitical risk. We believe the most important flashpoint in terms of near-term probability and economic impact is the Russian build-up of troops on the Ukrainian border. An invasion of Ukraine could lead to a complete shut-off of gas imports from Russia to Western Europe, aggravating the existing energy shortage. It also could disrupt shipments of oil, which would have an impact across the globe.

Next is the ongoing tug-of-war for influence and military advantage between China and the U.S. The most worrisome flashpoint would be over Taiwan given its dominant position in advanced semiconductor manufacturing. An actual invasion is probably still years away, if it ever happens at all.

The third major area of concern is the Middle East and the negotiations with Iran over its nuclear development program. Two things are clear: Iran is now much closer to having a nuclear bomb, and Israel still will not tolerate such a major change in the region’s balance of power. The risk of war may be low, but developments continue to head in a direction that could someday have catastrophic consequences.

International investors can be forgiven for being somewhat frustrated. Earnings growth in 2021 for developed- and emerging-market equities both exceeded the earnings gain for the U.S. As a consequence, the relative valuation of international markets versus the U.S. has become only more attractive in the past year.

The trajectory of S&P 500 earnings growth probably will slow in 2022, but a gain in the 8%-to-12% range seems consistent with our macroeconomic call for continued above-average growth and inflation.

SEI Daily Income Trust / Annual Report / January 31, 2022

LETTER TO SHAREHOLDERS (Concluded)

January 31, 2022

In our view, the real anomaly in the financial markets is the ultra-low levels of interest rates in the face of higher inflation and above-average growth in much of the world. This may force central banks to adopt more aggressive interest-rate policies than they and market participants currently envision.

We have penciled in a rise of 50 to 75 basis points in 10-year U.S. Treasury bond yields for 2022. That gain should not derail the bull market in equities, but it could catalyze a shift away from the most highly valued, interest-rate-sensitive areas of the market into the broader grouping of stocks that have been neglected for the past several years.

Sincerely,

James Smigiel

Chief Investment Officer

SEI Daily Income Trust / Annual Report / January 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2022

Ultra Short Duration Bond Fund

I. Objective

The SDIT Ultra Short Duration Bond Fund (the “Fund”) seeks to provide higher current income than that typically offered by a money-market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). For the one-year period ending January 31, 2022, the sub-advisors were MetLife Investment Management, LLC (MetLife), and Wellington Management Company LLP (Wellington). There were no manager changes during the period.

III. Returns

For the full year ended January 31, 2022, the Ultra Short Duration Bond Fund, Class F, returned -0.23%. The Fund’s benchmark—the Bloomberg Short U.S. Treasury 9-12 Month Index (which tracks the performance of U.S. Treasury securities that have a remaining maturity between 9 and 12 months)—returned -0.26%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve (Fed) maintained a zero-interest-rate policy throughout the year as the vaccine rollout in the U.S. led to a broad reopening of the economy during the first half of 2021. As the year progressed, unprecedented levels of monetary and fiscal stimulus, pent-up demand, and supply-chain disruptions contributed to significant levels of inflation; in January 2022, the consumer-price index measured 7.5%, a four-decade high. At the end of the reporting period, markets had priced in up to five interest-rate hikes in 2022; the Fed is expected to conclude the tapering of asset purchases by March and begin its balance sheet runoff sometime during the year. The tapering of agency mortgage-backed securities (MBS) purchases created a technical headwind for the sector, and agency MBS lagged duration-neutral Treasurys on an excess return basis. High-quality asset-backed security (ABS) sectors (such as autos) outperformed as the U.S. employment landscape improved. Corporate bonds also outperformed during the period as economic fundamentals benefited from broad reopenings in the early parts of the period following the vaccine rollout in the U.S.

Fund performance benefited across several investment-grade credit sectors; corporates, ABS and commercial mortgage-backed securities (CMBS) both outperformed Treasurys during the fiscal year and provided the Fund with a yield advantage relative to the benchmark. The Fund’s overweight to industrials further added as it was the strongest performing corporate subsector following the reopening of the U.S economy. A significant allocation to ABS sectors also contributed. Consumer-related ABS sub-sectors, such as auto securitizations, performed well as the employment landscape continued to improve throughout the year. An overweight to AAA collateralized loan obligations (CLO) added as floating-rate structures benefited from investors fully anticipating the beginning of an interest-rate hike cycle in March 2022. An overweight to agency commercial mortgage-backed securities (CMBS) contributed to performance. Not subject to the same technical headwinds as agency MBS, CMBS benefited as the worst-case fears regarding commercial property were abated coming out of the pandemic, and the sector rallied through much of the year. An overweight to agency MBS detracted as the sector lagged Treasurys following the reduction of asset purchases.

Both of the Fund’s sub-advisors, MetLife and Wellington, contributed to Fund performance, and both benefited from similar exposures, including corporates and ABS. Wellington also benefited from its overweight to non-agency MBS, while MetLife’s allocation to AAA CLO added.

The Fund used Treasury futures to efficiently manage duration and yield-curve exposures. Additionally, the Fund used TBA forward contracts (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA) to manage market exposures. None of these had a meaningful impact on the Fund’s performance.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

SEI Daily Income Trust / Annual Report / January 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2022

Ultra Short Duration Bond Fund (Concluded)

Ultra Short Duration Bond Fund:

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F	-0.23%	1.47%	1.63%	1.34%	2.87%
Class Y	-0.15%	1.55%	1.68%	N/A	1.58%
Bloomberg Short U.S. Treasury 9-12 Month Index	-0.26%	1.35%	1.35%	0.85%	2.78%

Comparison of Change in the Value of a $10,000 Investment in the Ultra Short Duration Bond Fund, Class F and Class Y, versus the Bloomberg Short U.S. Treasury 9-12 Month Index.

1

For the periods ended January 31, 2022. Past performance is no indication of future performance. Class F Shares were offered beginning 9/28/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class Y Shares were offered beginning 8/31/15.

N/A — Not Available.

SEI Daily Income Trust / Annual Report / January 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2022

Short-Duration Government Fund

I. Objective

The Short-Duration Government Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). For the one-year period ending January 31, 2022, the sub-advisor was Wellington Management Company LLP (Wellington). No manager changes were made during the period.

III. Returns

For the full year ended January 31, 2022, the Short-Duration Government Fund, Class F, returned -1.83%. The Fund’s benchmark—the ICE BofA 1-3 Year U.S. Treasury Index (which tracks the performance of direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years)—returned -1.22%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve (Fed) maintained a zero-interest-rate policy throughout the year as the vaccine rollout in the U.S. led to a broad reopening of the economy during the first half of 2021. As the year progressed, unprecedented levels of monetary and fiscal stimulus, pent-up demand, and supply-chain disruptions contributed to significant levels of inflation; in January 2022, the consumer-price index measured 7.5%, a four-decade high. At the end of the reporting period, markets had priced in up to five interest-rate hikes in 2022; the Fed is expected to conclude the tapering of asset purchases by March and begin its balance sheet runoff sometime during the year. The tapering of agency mortgage-backed securities (MBS) purchases created a technical headwind for the sector, and agency MBS lagged duration-neutral Treasurys on an excess return basis.

The Fund’s overweight to agency MBS detracted as the sector generated negative excess returns. Agency MBS lagged as the Fed began tapering asset purchases during the fourth quarter of 2021 and then accelerated the pace of its future tapering, with the end of purchases by March 2022. An overweight to and selection within agency collateralized mortgage obligations detracted despite the sector having more predictable cash flows than to-be-announced (TBA) securities. An overweight to agency commercial mortgage-backed securities (CMBS)

contributed to performance. Not subject to the same technical headwinds as agency MBS, CMBS benefited as the worst-case fears regarding commercial property were abated coming out of the pandemic, and the sector rallied through much of the year.

The Fund used derivatives on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and TBA forward contracts to manage duration, yield-curve and market exposures (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA). Treasury futures did not materially impact Fund performance.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

Short-Duration Government Fund:

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F	-1.83%	1.54%	1.24%	0.91%	4.04%
Class Y	-1.67%	1.70%	1.40%	N/A	1.20%
ICE BofA 1-3 Year U.S. Treasury Index	-1.22%	1.70%	1.45%	1.01%	4.16%

Comparison of Change in the Value of a $10,000 Investment in the Short-Duration Government Fund, Class F and Class Y, versus the ICE BofA 1-3 Year U.S. Treasury Index.

SEI Daily Income Trust / Annual Report / January 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2022

Short-Duration Government Fund (Concluded)

1

For the periods ended January 31, 2022. Past performance is no indication of future performance. Class F Shares were offered beginning 2/17/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class Y Shares were offered beginning 12/31/14.

N/A — Not Available.

SEI Daily Income Trust / Annual Report / January 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2022

GNMA Fund

I. Objective

The GNMA Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). For the one-year period ending January 31, 2022, the sub-advisor was Wellington Management Company LLP (Wellington). No manager changes were made during the period.

III. Returns

For the full year ended January 31, 2022, the GNMA Fund, Class F, returned -2.97%. The Fund’s benchmark—the Bloomberg GNMA Index (which tracks the performance of securitized mortgage pools backed by the Government National Mortgage Association (GNMA))—returned -2.47%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve (Fed) maintained a zero-interest-rate policy throughout the year as the vaccine rollout in the U.S. led to a broad reopening of the economy during the first half of 2021. As the year progressed, unprecedented levels of monetary and fiscal stimulus, pent-up demand, and supply-chain disruptions contributed to significant levels of inflation; in January 2022, the consumer-price index measured 7.5%, a four-decade high. At the end of the reporting period, markets had priced in up to five interest-rate hikes in 2022; the Fed is expected to conclude the tapering of asset purchases by March and begin its balance sheet runoff sometime during the year. The tapering of agency mortgage-backed securities (MBS) purchases created a technical headwind for the sector, and agency MBS lagged duration-neutral Treasurys on an excess return basis.

An overweight to and selection within agency collateralized mortgage obligations detracted despite the sector having more predictable cash flows than to-be-announced (TBA) securities. Security selection within agency MBS and an overweight to agency commercial mortgage-backed securities (CMBS) contributed to Fund performance during the fiscal year. Performance up and down the coupon stack varied during the period, while rising rates slowed prepayment speeds; the Fed’s taper was a technical headwind for TBA securities. An overweight to agency CMBS slightly contributed to performance as commercial property rebounded throughout the year.

The Fund used derivatives on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and TBA forward contracts to manage duration, yield-curve and market exposures (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—FNMA, FHLMC and GNMA). Treasury futures had no material impact on the portfolio. The Fund made selective use of mortgage derivatives, such as interest-only STRIPS (Separate Trading of Registered Interest and Principal of Securities), principal-only STRIPS and inverse floaters (a type of bond whose coupon rate moves in the opposite direction of short-term interest rates). The yields on these securities are sensitive to the expected or anticipated rate of principal payments on the underlying assets, and principal payments may have a material effect on their yields. These instruments are purchased only when rigorous stress testing and analysis suggest that a higher return can be earned at a similar or lower risk compared to non-derivative securities.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

GNMA Fund:

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F	-2.97%	1.72%	1.65%	1.75%	5.37%
Class Y	-2.71%	1.96%	1.92%	N/A	1.77%
Bloomberg GNMA Index	-2.47%	1.95%	1.94%	1.84%	5.69%

Comparison of Change in the Value of a $10,000 Investment in the GNMA Fund, Class F and Class Y, versus the Bloomberg GNMA Index.

SEI Daily Income Trust / Annual Report / January 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2022

GNMA Fund (Concluded)

1

For the periods ended January 31, 2022. Past performance is no indication of future performance. Class F Shares were offered beginning 3/20/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class Y Shares were offered beginning 10/30/15.

N/A — Not Available.

SEI Daily Income Trust / Annual Report / January 31, 2022

Definition of Indices*

Bloomberg Short U.S. Treasury 9-12 Month Index is a widely-recognized, market weighted index of U.S. Treasury Bonds with remaining maturities between nine and twelve months.

ICE BofA 1-3 Year U.S. Treasury Index is a widely-recognized, unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one\ year and less than 3 years.

Bloomberg GNMA Index is a widely-recognized, capitalization-weighted index of 15-30 year fixed-rate securities backed by mortgage pools of GNMA.

Bloomberg Commodity Total Return Index tracks prices of futures contracts on physical commodities on the commodity markets. The index is designed to minimize concentration in any one commodity or sector.

Bloomberg 1-10 Year US TIPS Index measures the performance of inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of 1 to 10 years.

Bloomberg US Corporate Investment Grade Index is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg US Government Bond Index measures the performance of all public U.S. government obligations with remaining maturities of one year or more.

ICE BofA US High Yield Constrained Index tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

*

An Index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Government Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 34.7%
FFCB
0.450%, VAR U.S. SOFR + 0.400%, 04/01/2022	$50,000	$50,000
0.100%, VAR U.S. SOFR + 0.050%, 05/05/2022	45,000	45,000
0.090%, VAR U.S. SOFR + 0.040%, 07/11/2022	44,820	44,824
0.260%, VAR US Federal Funds Effective Rate + 0.180%, 07/20/2022	102,845	102,840
0.145%, VAR U.S. SOFR + 0.095%, 09/02/2022	25,560	25,560
0.095%, VAR U.S. SOFR + 0.045%, 09/08/2022	45,205	45,209
0.110%, VAR U.S. SOFR + 0.060%, 10/21/2022	61,265	61,265
0.075%, VAR U.S. SOFR + 0.025%, 01/12/2023	80,110	80,106
0.110%, VAR U.S. SOFR + 0.060%, 01/13/2023	17,055	17,055
0.110%, VAR U.S. SOFR + 0.060%, 01/20/2023	28,830	28,830
0.105%, VAR U.S. SOFR + 0.055%, 02/09/2023	50,000	50,000
0.100%, VAR U.S. SOFR + 0.050%, 02/17/2023	35,350	35,350
0.090%, VAR U.S. SOFR + 0.040%, 03/10/2023	24,905	24,909
0.085%, VAR U.S. SOFR + 0.035%, 07/12/2023	6,900	6,900
0.100%, VAR U.S. SOFR + 0.050%, 07/20/2023	69,555	69,555
0.100%, VAR U.S. SOFR + 0.050%, 08/22/2023	45,640	45,640
0.095%, VAR U.S. SOFR + 0.045%, 10/16/2023	56,020	56,020
0.110%, VAR U.S. SOFR + 0.060%, 11/22/2023	58,535	58,535
0.105%, VAR U.S. SOFR + 0.055%, 01/10/2024	9,660	9,660
FFCB DN (A)
0.040%, 02/10/2022	69,100	69,099
0.050%, 04/28/2022	45,000	44,995
0.060%, 05/27/2022	2,700	2,700
0.401%, 11/01/2022	37,490	37,376

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FHLB
0.050%, 02/07/2022	$20,490	$20,490
0.170%, VAR U.S. SOFR + 0.120%, 02/28/2022	41,190	41,190
0.055%, 03/22/2022	85,955	85,955
0.060%, VAR U.S. SOFR + 0.010%, 03/28/2022	6,210	6,210
0.060%, 03/29/2022	23,235	23,234
0.050%, 03/29/2022	250,000	250,000
0.060%, VAR U.S. SOFR + 0.010%, 03/30/2022	10,380	10,380
0.115%, VAR U.S. SOFR + 0.065%, 04/28/2022	13,950	13,950
0.055%, 05/23/2022	37,065	37,064
0.060%, VAR U.S. SOFR + 0.010%, 09/06/2022	46,620	46,620
0.065%, VAR U.S. SOFR + 0.015%, 12/16/2022	90,905	90,905
FHLB DN (A)
0.050%, 02/08/2022	21,990	21,990
0.050%, 02/11/2022	83,800	83,799
0.052%, 02/14/2022	159,305	159,302
0.045%, 02/15/2022	116,465	116,463
0.045%, 02/16/2022	72,000	71,999
0.048%, 03/02/2022	146,055	146,049
0.045%, 03/08/2022	132,480	132,474
0.042%, 03/09/2022	107,055	107,050
0.044%, 03/18/2022	49,000	48,997
0.070%, 03/21/2022	34,495	34,492
0.070%, 03/24/2022	38,370	38,366
0.043%, 04/01/2022	31,565	31,563
0.150%, 04/12/2022	247,660	247,588
0.179%, 04/20/2022	119,045	118,999
FHLMC MTN
0.240%, VAR U.S. SOFR + 0.190%, 05/11/2022	40,000	40,000
0.115%, VAR U.S. SOFR + 0.065%, 11/10/2022	25,815	25,815
FNMA
0.400%, VAR U.S. SOFR + 0.350%, 04/07/2022	59,220	59,220
0.440%, VAR U.S. SOFR + 0.390%, 04/15/2022	30,710	30,710
0.170%, VAR U.S. SOFR + 0.120%, 07/29/2022	51,130	51,130

Total U.S. Government Agency Obligations
(Cost $3,203,432) ($ Thousands)		3,203,432

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 19.4%
U.S. Treasury Bills (A)
0.070%, 03/10/2022	$246	$246
0.135%, 03/29/2022	191,240	191,200
0.110%, 04/26/2022	102,550	102,524
0.124%, 05/03/2022	219,585	219,516
0.149%, 05/10/2022	137,839	137,783
0.224%, 05/17/2022	9,110	9,104
0.281%, 05/31/2022	60,735	60,679
0.085%, 06/02/2022	137,835	137,795
0.130%, 06/16/2022	162,185	162,106
0.150%, 06/23/2022	155,355	155,263
0.220%, 07/07/2022	60,000	59,943
0.380%, 07/28/2022	25,020	24,973
0.075%, 09/08/2022	34,050	34,034
0.391%, 12/29/2022	12,690	12,644
0.634%, 01/26/2023	49,360	49,050
U.S. Treasury Notes
0.375%, 03/31/2022	2,035	2,036
2.125%, 05/15/2022	12,620	12,693
1.875%, 05/31/2022	24,300	24,442
1.750%, 05/31/2022	40,600	40,821
0.125%, 05/31/2022	113,975	113,991
0.125%, 06/30/2022	6,820	6,822
0.295%, VAR US Treasury 3 Month Bill Money Market Yield + 0.055%, 07/31/2022	9,016	9,016
0.289%, VAR US Treasury 3 Month Bill Money Market Yield + 0.049%, 01/31/2023	170,000	170,008
0.269%, VAR US Treasury 3 Month Bill Money Market Yield + 0.029%, 07/31/2023	50,000	50,002

Total U.S. Treasury Obligations
(Cost $1,786,691) ($ Thousands)		1,786,691

REPURCHASE AGREEMENTS(B) — 46.6%
Barclays Bank
0.050%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $650,000,903 (collateralized by U.S. Treasury Obligations, ranging in par value $56,016,500 - $141,723,100, 0.000% - 3.000%, 12/29/2022 - 11/15/2050, with a total market value of $663,000,073)	650,000	650,000

Description	Face Amount (Thousands)	Value ($ Thousands)
REPURCHASE AGREEMENTS(B) (continued)
BNP Paribas
0.050%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $500,000,694 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $432,163,200, 0.000% - 3.875%, 5/26/2022 - 11/15/2050, with a total market value of $510,000,000)	$500,000	$500,000
BOFA Securities
0.050%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $675,000,938 (collateralized by FHLMC Obligations, ranging in par value $63,405,299 - $652,363,898, 2.000% - 2.500%, 12/1/2051 - 1/1/2052 with a total market value of $695,250,001)	675,000	675,000
Citigroup Global Markets
0.050%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $425,000,590 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $287,270,100, 3.380% - 5.000%, 4/15/2032 - 2/15/2039, with a total market value of $434,480,456)	425,000	425,000
Citigroup Global Markets
0.060%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $210,000,350 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $117,982,400, 0.000% - 2.750%, 2/15/2022 - 4/3/2146, with a total market value of $214,200,027)	210,000	210,000
Goldman Sachs
0.050%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $525,000,729 (collateralized by GNMA Obligations, ranging in par value $2,615,220 - $197,817,088, 1.500% - 4.000%, 7/20/2047 - 11/20/2051, with a total market value of $535,500,000)	525,000	525,000
Goldman Sachs
0.050%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $230,000,319 (collateralized by U.S. Treasury Obligation, par value $233,129,900, 1.500%, 11/30/2024, with a total market value of $234,600,004)	230,000	230,000

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Government Fund (Concluded)

Description	Face Amount (Thousands)	Value ($ Thousands)
REPURCHASE AGREEMENTS(B) (continued)
J.P. Morgan Securities
0.050%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $154,000,214 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $149,856,000, 0.000% - 1.500%, 3/24/2022 - 5/15/2050, with a total market value of $157,080,001)	$154,000	$154,000
Mizuho Securities
0.050%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $5,000,007 (collateralized by U.S. Treasury Obligations, par value $5,220,300, 1.375%, 12/31/2028, with a total market value of $5,100,011)	5,000	5,000
Mufg Securities Americas
0.050%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $50,000,069 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $21,370,000, 0.000% - 3.125%, 3/22/2022 - 11/15/2045, with a total market value of $56,100,000)	50,000	50,000
Natixis S.A.
0.050%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $500,000,694 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $80,429,600, 0.000% - 4.250%, 7/14/2022 - 11/15/2051, with a total market value of $510,000,001)	500,000	500,000
TD Securities
0.050%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $111,000,154 (collateralized by FHLMC Obligation, par value $117,151,757, 2.000%, 1/1/2052, with a total market value of $114,330,001)	111,000	111,000
TD Securities
0.050%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $30,000,042 (collateralized by U.S. Treasury Obligation, par value $30,818,300, 1.125%, 1/15/2025, with a total market value of $30,600,021)	30,000	30,000

Description	Face Amount (Thousands)	Value ($ Thousands)
REPURCHASE AGREEMENTS(B) (continued)
The Bank of Nova Scotia
0.050%, dated 01/31/22, to be repurchased on 02/01/22, repurchase price $240,000,333 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $169,845,000, 0.125% - 6.000%, 4/30/2022 - 5/15/2049, with a total market value of $244,800,371)	$240,000	$240,000
Total Repurchase Agreements
(Cost $4,305,000) ($ Thousands)		4,305,000

Total Investments — 100.7%
(Cost $9,295,123) ($ Thousands)		$9,295,123

Percentages are based on a Net Assets of $9,230,826 ($ Thousands).
**	Rate shown is the 7-day effective yield as of January 31, 2022.
(A)	The rate reported is the effective yield at time of purchase.
(B)	Tri-Party Repurchase Agreement.

DN — Discount Note
FFCB — Federal Farm Credit Bank
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
MTN — Medium Term Note
SOFR – Secured Overnight Financing Rate
VAR – Variable Rate

As of January 31, 2022, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2022, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Government II Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 61.1%
U.S. Treasury Bills (A)
0.050%, 02/08/2022	$2,680	$2,680
0.042%, 02/10/2022	20,345	20,345
0.016%, 02/15/2022	64,000	64,000
0.050%, 02/22/2022	18,180	18,179
0.015%, 02/24/2022	105,505	105,504
0.036%, 03/01/2022	112,580	112,577
0.046%, 03/03/2022	220,405	220,396
0.050%, 03/08/2022	147,874	147,867
0.049%, 03/10/2022	104,350	104,345
0.044%, 03/15/2022	24,000	23,999
0.080%, 03/22/2022	100,000	99,989
0.083%, 03/24/2022	42,610	42,605
0.133%, 03/29/2022	53,780	53,769
0.170%, 04/21/2022	8,830	8,827
0.110%, 04/26/2022	35,590	35,581
0.124%, 05/03/2022	68,960	68,938
0.224%, 05/17/2022	3,250	3,248
0.280%, 05/31/2022	15,615	15,600
0.085%, 06/02/2022	64,960	64,941
0.130%, 06/16/2022	54,365	54,338
0.160%, 06/23/2022	19,495	19,483
0.380%, 07/28/2022	6,845	6,832
0.075%, 09/08/2022	9,534	9,530
0.391%, 12/29/2022	3,975	3,961
0.634%, 01/26/2023	13,035	12,953
U.S. Treasury Notes
1.875%, 03/31/2022	150,000	150,436
0.375%, 03/31/2022	645	645
0.354%, VAR US Treasury 3 Month Bill Money Market Yield + 0.114%, 04/30/2022	40,000	40,000
2.125%, 05/15/2022	3,430	3,450
0.125%, 06/30/2022	1,925	1,926
0.295%, VAR US Treasury 3 Month Bill Money Market Yield + 0.055%, 07/31/2022	29,508	29,508
0.289%, VAR US Treasury 3 Month Bill Money Market Yield + 0.049%, 01/31/2023	46,000	46,002
0.225%, VAR US Treasury 3 Month Bill Money Market Yield -0.015%, 01/31/2024	1,500	1,500

Total U.S. Treasury Obligations
(Cost $1,593,954) ($ Thousands)		1,593,954

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 44.9%
FFCB
0.360%, VAR US Treasury 3 Month Bill Money Market Yield + 0.120%, 05/02/2022	$3,660	$3,660
0.250%, VAR U.S. SOFR + 0.200%, 06/23/2022	13,155	13,155
0.090%, VAR U.S. SOFR + 0.040%, 07/11/2022	14,430	14,431
0.260%, VAR US Federal Funds Effective Rate + 0.180%, 07/20/2022	30,050	30,048
0.145%, VAR U.S. SOFR + 0.095%, 09/02/2022	4,000	4,000
0.095%, VAR U.S. SOFR + 0.045%, 09/08/2022	14,680	14,681
0.110%, VAR U.S. SOFR + 0.060%, 10/21/2022	17,245	17,245
0.125%, VAR U.S. SOFR + 0.075%, 11/03/2022	11,660	11,660
0.075%, VAR U.S. SOFR + 0.025%, 01/12/2023	21,275	21,274
0.110%, VAR U.S. SOFR + 0.060%, 01/13/2023	5,090	5,090
0.110%, VAR U.S. SOFR + 0.060%, 01/20/2023	8,370	8,370
0.100%, VAR U.S. SOFR + 0.050%, 02/17/2023	10,010	10,010
0.090%, VAR U.S. SOFR + 0.040%, 03/10/2023	8,140	8,142
0.085%, VAR U.S. SOFR + 0.035%, 07/12/2023	2,270	2,270
0.100%, VAR U.S. SOFR + 0.050%, 07/20/2023	22,455	22,455
0.100%, VAR U.S. SOFR + 0.050%, 08/22/2023	16,340	16,340
0.095%, VAR U.S. SOFR + 0.045%, 10/16/2023	18,800	18,800
0.070%, VAR U.S. SOFR + 0.020%, 11/15/2023	7,790	7,786
0.110%, VAR U.S. SOFR + 0.060%, 11/22/2023	20,740	20,740
0.105%, VAR U.S. SOFR + 0.055%, 01/10/2024	3,165	3,165
FFCB DN (A)
0.040%, 02/11/2022	9,630	9,630
0.050%, 02/23/2022	20,000	19,999
0.130%, 04/14/2022	9,175	9,173
0.060%, 06/23/2022	10,970	10,967
FHLB
0.050%, 02/07/2022	6,150	6,150
0.170%, VAR U.S. SOFR + 0.120%, 02/28/2022	12,925	12,925
0.055%, 03/22/2022	28,365	28,365

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Government II Fund (Concluded)

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
0.060%, VAR U.S. SOFR + 0.010%, 03/28/2022	$1,650	$1,650
0.060%, 03/29/2022	6,495	6,495
0.060%, VAR U.S. SOFR + 0.010%, 03/30/2022	2,815	2,815
0.065%, VAR U.S. SOFR + 0.015%, 04/12/2022	3,880	3,880
0.115%, VAR U.S. SOFR + 0.065%, 04/28/2022	3,825	3,825
0.055%, 05/23/2022	11,320	11,320
0.060%, VAR U.S. SOFR + 0.010%, 09/06/2022	13,990	13,990
0.115%, VAR U.S. SOFR + 0.065%, 11/10/2022	8,255	8,255
0.065%, VAR U.S. SOFR + 0.015%, 12/16/2022	25,600	25,600
FHLB DN (A)
0.050%, 02/02/2010	13,960	13,960
0.049%, 02/08/2010	6,780	6,780
0.049%, 02/09/2022	790	790
0.050%, 02/11/2022	81,800	81,799
0.052%, 02/14/2022	55,590	55,589
0.045%, 02/15/2022	22,465	22,465
0.049%, 02/16/2022	57,030	57,029
0.045%, 03/08/2022	43,890	43,888
0.042%, 03/09/2022	113,040	113,035
0.040%, 03/11/2022	74,675	74,672
0.059%, 03/21/2022	33,080	33,077
0.074%, 03/23/2022	49,130	49,125
0.139%, 04/12/2022	116,100	116,068
0.179%, 04/20/2022	37,990	37,975
0.190%, 04/27/2022	35,700	35,684

Total U.S. Government Agency Obligations
(Cost $1,170,297) ($ Thousands)		1,170,297

Total Investments — 106.0%
(Cost $2,764,251) ($ Thousands)		$2,764,251

Percentages are based on a Net Assets of $2,606,717 ($ Thousands).
(A)	The rate reported is the effective yield at time of purchase.

DN — Discount Note
FFCB — Federal Farm Credit Bank
FHLB — Federal Home Loan Bank
SOFR – Secured Overnight Financing Rate
VAR – Variable Rate

As of January 31, 2022, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2022, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Treasury II Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 99.4%
U.S. Treasury Bills (A)
0.021%, 02/01/2022	$5,630	$5,630
0.031%, 02/03/2022	33,000	33,000
0.039%, 02/08/2022	62,730	62,729
0.039%, 02/10/2022	33,830	33,830
0.033%, 02/15/2022	15,000	15,000
0.025%, 02/24/2022	11,965	11,965
0.006%, 03/01/2022	19,692	19,691
0.045%, 03/03/2022	28,295	28,294
0.050%, 03/08/2022	19,301	19,300
0.042%, 03/10/2022	34,915	34,913
0.051%, 03/15/2022	37,390	37,388
0.078%, 03/24/2022	8,560	8,559
0.133%, 03/29/2022	8,460	8,458
0.169%, 04/21/2022	1,130	1,129
0.109%, 04/26/2022	4,525	4,524
0.190%, 04/28/2022	10,575	10,570
0.124%, 05/03/2022	9,025	9,022
0.224%, 05/17/2022	375	375
0.280%, 05/31/2022	2,375	2,373
0.130%, 06/16/2022	6,965	6,962
0.148%, 06/23/2022	11,940	11,933
0.380%, 07/28/2022	1,020	1,018
0.075%, 09/08/2022	1,362	1,361
0.391%, 12/29/2022	535	533
0.633%, 01/26/2023	1,975	1,963
U.S. Treasury Notes
1.875%, 03/31/2022	10,000	10,029
0.375%, 03/31/2022	80	80
0.354%, VAR US Treasury 3 Month Bill Money Market Yield + 0.114%, 04/30/2022	13,000	13,000
2.125%, 05/15/2022	480	483
1.750%, 05/31/2022	1,500	1,508
0.125%, 05/31/2022	1,770	1,770
0.125%, 06/30/2022	265	265
0.295%, VAR US Treasury 3 Month Bill Money Market Yield + 0.055%, 07/31/2022	3,934	3,935
0.295%, VAR US Treasury 3 Month Bill Money Market Yield + 0.055%, 10/31/2022	7,500	7,500
0.289%, VAR US Treasury 3 Month Bill Money Market Yield + 0.049%, 01/31/2023	3,000	3,000

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.274%, VAR US Treasury 3 Month Bill Money Market Yield + 0.034%, 04/30/2023	$3,100	$3,100
0.269%, VAR US Treasury 3 Month Bill Money Market Yield + 0.029%, 07/31/2023	7,535	7,536
0.275%, VAR US Treasury 3 Month Bill Money Market Yield + 0.035%, 10/31/2023	5,000	5,000

Total U.S. Treasury Obligations
(Cost $427,726) ($ Thousands)		427,726

Total Investments — 99.4%
(Cost $427,726) ($ Thousands)		$427,726

Percentages are based on a Net Assets of $430,208 ($ Thousands).
(A)	The rate reported is the effective yield at time of purchase.

VAR – Variable Rate

As of January 31, 2022, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2022, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Ultra Short Duration Bond Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 37.2%
Communication Services — 1.5%
AT&T
9.150%, 02/01/2023	$600	$647
0.690%, VAR SOFRINDX + 0.640%, 03/25/2024	1,470	1,469
NTT Finance
0.373%, 03/03/2023 (A)	1,900	1,885
Sky
3.125%, 11/26/2022 (A)	350	356
Verizon Communications
0.840%, VAR SOFRINDX + 0.790%, 03/20/2026	500	503
0.549%, VAR SOFRINDX + 0.500%, 03/22/2024	500	501

		5,361

Consumer Discretionary — 4.1%
7-Eleven
0.625%, 02/10/2023 (A)	2,930	2,915
BMW US Capital LLC
0.580%, VAR SOFRINDX + 0.530%, 04/01/2024 (A)	965	969
Daimler Finance North America LLC
2.550%, 08/15/2022 (A)	1,960	1,979
Daimler Trucks Finance North America LLC
0.799%, VAR U.S. SOFR + 0.750%, 12/13/2024 (A)	600	601
General Motors Financial
4.250%, 05/15/2023	525	542
3.550%, 07/08/2022	225	228
3.450%, 04/10/2022	400	401
0.809%, VAR U.S. SOFR + 0.760%, 03/08/2024	500	501
0.670%, VAR U.S. SOFR + 0.620%, 10/15/2024	2,445	2,443
Howard University
2.801%, 10/01/2023	380	383
Hyatt Hotels
1.300%, 10/01/2023	175	173

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.100%, VAR SOFRINDX + 1.050%, 10/01/2023	$600	$601
Hyundai Capital America MTN
0.800%, 04/03/2023 (A)	450	446
Lennar
4.750%, 11/15/2022	700	713
Nordstrom
2.300%, 04/08/2024	210	206
VF
2.050%, 04/23/2022	187	188
Volkswagen Group of America Finance LLC
2.900%, 05/13/2022 (A)	450	453
2.700%, 09/26/2022 (A)	325	328

		14,070

Consumer Staples — 1.3%
Campbell Soup
2.500%, 08/02/2022	874	881
Coca-Cola Europacific Partners PLC
0.500%, 05/05/2023 (A)	975	963
Conagra Brands
0.500%, 08/11/2023	325	320
JDE Peet's
0.800%, 09/24/2024 (A)	500	482
Keurig Dr Pepper
0.750%, 03/15/2024	1,510	1,478
Mondelez International
0.625%, 07/01/2022	400	400

		4,524

Energy — 1.6%
Enbridge
0.450%, VAR U.S. SOFR + 0.400%, 02/17/2023	1,020	1,019
Phillips 66
3.700%, 04/06/2023	285	292
Pioneer Natural Resources
0.750%, 01/15/2024	1,515	1,485
0.550%, 05/15/2023	705	698
Saudi Arabian Oil
1.250%, 11/24/2023 (A)	200	198
Saudi Arabian Oil MTN
2.750%, 04/16/2022 (A)	1,580	1,587
Southern Natural Gas LLC
0.625%, 04/28/2023 (A)	285	282

		5,561

Financials — 17.9%
AIG Global Funding
0.800%, 07/07/2023 (A)	315	312
American Express
0.750%, 11/03/2023	1,655	1,639

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
American Honda Finance MTN
0.875%, 07/07/2023	$300	$298
Aon
2.200%, 11/15/2022	140	141
Athene Global Funding
0.750%, VAR U.S. SOFR + 0.700%, 05/24/2024 (A)	825	826
Bank of America
0.740%, VAR U.S. SOFR + 0.690%, 04/22/2025	650	653
Bank of America MTN
1.486%, VAR U.S. SOFR + 1.460%, 05/19/2024	300	300
0.593%, VAR BSBY3M + 0.430%, 05/28/2024	575	575
Bank of Montreal
0.399%, VAR SOFRINDX + 0.350%, 12/08/2023	600	599
Bank of Montreal MTN
0.730%, VAR SOFRINDX + 0.680%, 03/10/2023	1,340	1,346
0.669%, VAR SOFRINDX + 0.620%, 09/15/2026	675	674
0.370%, VAR SOFRINDX + 0.320%, 07/09/2024	325	324
Bank of Nova Scotia
0.599%, VAR SOFRINDX + 0.550%, 09/15/2023	1,545	1,550
0.430%, VAR U.S. SOFR + 0.380%, 07/31/2024	650	649
0.330%, VAR U.S. SOFR + 0.280%, 06/23/2023	325	325
Barclays Bank PLC
1.700%, 05/12/2022	225	226
BPCE MTN
3.000%, 05/22/2022 (A)	975	982
Brighthouse Financial Global Funding MTN
0.810%, VAR U.S. SOFR + 0.760%, 04/12/2024 (A)	445	448
Canadian Imperial Bank of Commerce
0.850%, VAR U.S. SOFR + 0.800%, 03/17/2023	500	503
0.449%, VAR SOFRINDX + 0.400%, 12/14/2023	2,210	2,208
Capital One
2.150%, 09/06/2022	250	252
Capital One Financial
0.740%, VAR U.S. SOFR + 0.690%, 12/06/2024	425	425
Charles Schwab
0.550%, VAR SOFRINDX + 0.500%, 03/18/2024	400	401

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Citigroup
0.744%, VAR U.S. SOFR + 0.694%, 01/25/2026	$350	$351
0.719%, VAR U.S. SOFR + 0.669%, 05/01/2025	250	251
CNA Financial
7.250%, 11/15/2023	200	220
Commonwealth Bank of Australia
0.569%, VAR U.S. SOFR + 0.520%, 06/15/2026 (A)	425	427
Credit Suisse NY
0.520%, 08/09/2023	650	641
0.440%, VAR SOFRINDX + 0.390%, 02/02/2024	2,280	2,281
Deutsche Bank NY
1.269%, VAR U.S. SOFR + 1.219%, 11/16/2027	550	548
0.550%, VAR U.S. SOFR + 0.500%, 11/08/2023	600	599
Equitable Financial Life Global Funding
0.439%, VAR U.S. SOFR + 0.390%, 04/06/2023 (A)	575	575
European Investment Bank
0.340%, VAR U.S. SOFR + 0.290%, 06/10/2022 (A)	2,050	2,052
Fifth Third Bank MTN
1.800%, 01/30/2023	250	252
Ford Motor Credit LLC
1.490%, VAR ICE LIBOR USD 3 Month + 1.270%, 03/28/2022	350	350
GA Global Funding Trust
0.550%, VAR U.S. SOFR + 0.500%, 09/13/2024 (A)	1,745	1,745
Goldman Sachs Group
0.750%, VAR U.S. SOFR + 0.700%, 01/24/2025	425	426
0.670%, VAR U.S. SOFR + 0.620%, 12/06/2023	2,255	2,258
0.627%, VAR U.S. SOFR + 0.538%, 11/17/2023	425	422
0.549%, VAR U.S. SOFR + 0.500%, 09/10/2024	250	249
0.479%, VAR U.S. SOFR + 0.430%, 03/08/2023	425	425
HSBC Bank Canada
0.950%, 05/14/2023 (A)	1,205	1,202
HSBC Holdings PLC
0.630%, VAR U.S. SOFR + 0.580%, 11/22/2024	425	426
ING Groep
1.370%, VAR ICE LIBOR USD 3 Month + 1.150%, 03/29/2022	400	401

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Inter-American Development Bank
0.310%, VAR U.S. SOFR + 0.260%, 09/16/2022	$2,455	$2,458
International Bank for Reconstruction & Development MTN
0.180%, VAR SOFRINDX + 0.130%, 01/13/2023	410	410
Jackson Financial
1.125%, 11/22/2023 (A)	425	420
JPMorgan Chase
0.935%, VAR U.S. SOFR + 0.885%, 04/22/2027	650	656
0.630%, VAR U.S. SOFR + 0.580%, 06/23/2025	325	325
0.629%, VAR U.S. SOFR + 0.580%, 03/16/2024	2,098	2,102
0.584%, VAR U.S. SOFR + 0.535%, 06/01/2025	400	400
KeyBank
0.792%, VAR ICE LIBOR USD 3 Month + 0.660%, 02/01/2022	800	800
0.390%, VAR U.S. SOFR + 0.340%, 01/03/2024	575	575
0.370%, VAR U.S. SOFR + 0.320%, 06/14/2024	400	400
Macquarie Bank MTN
0.441%, 12/16/2022 (A)	325	324
Macquarie Group MTN
0.760%, VAR U.S. SOFR + 0.710%, 10/14/2025 (A)	425	425
MassMutual Global Funding II
0.410%, VAR U.S. SOFR + 0.360%, 04/12/2024 (A)	400	401
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (A)	448	446
Mizuho Financial Group
0.810%, VAR ICE LIBOR USD 3 Month + 0.630%, 05/25/2024	775	777
Morgan Stanley
0.731%, VAR U.S. SOFR + 0.616%, 04/05/2024	250	248
Morgan Stanley MTN
4.875%, 11/01/2022	625	642
2.750%, 05/19/2022	1,145	1,153
MUFG Union Bank
0.788%, VAR ICE LIBOR USD 3 Month + 0.600%, 03/07/2022	950	950
Nasdaq
0.445%, 12/21/2022	250	249
National Bank of Canada
0.900%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.770%, 08/15/2023	475	474

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
0.750%, 08/06/2024	$325	$317
Nationwide Building Society
2.000%, 01/27/2023 (A)	375	378
0.550%, 01/22/2024 (A)	400	391
NatWest Group PLC
6.000%, 12/19/2023	450	483
NatWest Markets PLC
0.580%, VAR U.S. SOFR + 0.530%, 08/12/2024 (A)	490	491
Nordea Bank Abp
1.000%, 06/09/2023 (A)	300	299
Pacific Life Global Funding II
0.500%, 09/23/2023 (A)	400	394
PNC Bank
1.743%, VAR ICE LIBOR USD 3 Month + 0.323%, 02/24/2023	550	550
0.495%, VAR ICE LIBOR USD 3 Month + 0.325%, 02/24/2023	1,600	1,602
Principal Life Global Funding II
0.500%, VAR U.S. SOFR + 0.450%, 04/12/2024 (A)	170	171
0.430%, VAR U.S. SOFR + 0.380%, 08/23/2024 (A)	665	666
Protective Life Global Funding
1.082%, 06/09/2023 (A)	255	254
Royal Bank of Canada MTN
0.769%, VAR ICE LIBOR USD 3 Month + 0.470%, 04/29/2022	1,175	1,176
0.500%, VAR SOFRINDX + 0.450%, 10/26/2023	400	402
Skandinaviska Enskilda Banken
0.550%, 09/01/2023 (A)	250	247
Societe Generale
1.100%, VAR U.S. SOFR + 1.050%, 01/21/2026 (A)	425	427
State Street
2.825%, VAR U.S. SOFR + 2.690%, 03/30/2023	660	662
Sumitomo Mitsui Trust Bank MTN
0.490%, VAR U.S. SOFR + 0.440%, 09/16/2024 (A)	500	500
Toronto-Dominion Bank
2.100%, 07/15/2022 (A)	850	856
Toronto-Dominion Bank MTN
0.639%, VAR U.S. SOFR + 0.590%, 09/10/2026	425	427
0.530%, VAR U.S. SOFR + 0.480%, 01/27/2023	785	787
0.404%, VAR U.S. SOFR + 0.355%, 03/04/2024	575	575
0.399%, VAR U.S. SOFR + 0.350%, 09/10/2024	500	500

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Truist Financial MTN
0.449%, VAR U.S. SOFR + 0.400%, 06/09/2025	$400	$399
UBS
0.700%, 08/09/2024 (A)	400	390
0.520%, VAR U.S. SOFR + 0.470%, 01/13/2025 (A)	1,255	1,254
0.369%, VAR U.S. SOFR + 0.320%, 06/01/2023 (A)	1,210	1,210
UBS MTN
0.410%, VAR U.S. SOFR + 0.360%, 02/09/2024 (A)	400	400
USAA Capital
1.500%, 05/01/2023 (A)	525	527

		63,127

Health Care — 2.8%
AmerisourceBergen
0.737%, 03/15/2023	450	447
Anthem
3.125%, 05/15/2022	650	654
2.950%, 12/01/2022	575	583
AstraZeneca PLC
0.300%, 05/26/2023	650	643
Baxter International
0.489%, VAR U.S. SOFR + 0.440%, 11/29/2024 (A)	425	424
Bristol-Myers Squibb
3.250%, 02/20/2023	409	419
0.537%, 11/13/2023	425	420
Cigna
3.050%, 11/30/2022	350	356
0.613%, 03/15/2024	190	186
Humana
0.650%, 08/03/2023	1,700	1,678
Illumina
0.550%, 03/23/2023	400	397
PerkinElmer
0.550%, 09/15/2023	600	592
Royalty Pharma PLC
0.750%, 09/02/2023	700	690
Stryker
0.600%, 12/01/2023	230	226
Thermo Fisher Scientific
0.580%, VAR U.S. SOFR + 0.530%, 10/18/2024	1,710	1,711
Viatris
1.125%, 06/22/2022	450	450

		9,876

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Industrials — 0.8%
AerCap Ireland Capital DAC
0.730%, VAR U.S. SOFR + 0.680%, 09/29/2023	$700	$700
Air Lease MTN
0.553%, VAR ICE LIBOR USD 3 Month + 0.350%, 12/15/2022	500	500
Boeing
2.700%, 05/01/2022	325	327
1.167%, 02/04/2023	475	475
Cargill
1.375%, 07/23/2023 (A)	300	300
Carlisle
0.550%, 09/01/2023	175	172
DAE Funding LLC MTN
1.550%, 08/01/2024 (A)	450	438
Roper Technologies
0.450%, 08/15/2022	150	150

		3,062

Information Technology — 1.8%
Fidelity National Information Services
0.375%, 03/01/2023	425	421
Hewlett Packard Enterprise
4.450%, 10/02/2023	250	261
Microchip Technology
0.972%, 02/15/2024	375	367
Oracle
2.500%, 05/15/2022	500	501
Qorvo
1.750%, 12/15/2024 (A)	340	334
salesforce.com
0.625%, 07/15/2024	1,460	1,429
Skyworks Solutions
0.900%, 06/01/2023	855	846
TD SYNNEX
1.250%, 08/09/2024 (A)	650	635
VMware
1.000%, 08/15/2024	1,160	1,132
0.600%, 08/15/2023	400	394

		6,320

Materials — 0.2%
International Flavors & Fragrances
0.697%, 09/15/2022 (A)	215	214
Martin Marietta Materials
0.650%, 07/15/2023	480	475

		689

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Real Estate — 0.3%
Public Storage
0.520%, VAR U.S. SOFR + 0.470%, 04/23/2024	$310	$310
Simon Property Group
0.480%, VAR U.S. SOFR + 0.430%, 01/11/2024	670	671

		981

Utilities — 4.9%
American Electric Power
0.797%, VAR ICE LIBOR USD 3 Month + 0.480%, 11/01/2023	1,060	1,060
Atmos Energy
0.625%, 03/09/2023	425	423
CenterPoint Energy
0.700%, VAR SOFRINDX + 0.650%, 05/13/2024	325	325
CenterPoint Energy Resources
0.700%, 03/02/2023	1,055	1,047
0.673%, VAR ICE LIBOR USD 3 Month + 0.500%, 03/02/2023	368	368
Cleco Power LLC
0.703%, VAR ICE LIBOR USD 3 Month + 0.500%, 06/15/2023 (A)	650	650
Dominion Energy
2.450%, 01/15/2023 (A)	550	557
0.733%, VAR ICE LIBOR USD 3 Month + 0.530%, 09/15/2023	1,445	1,445
DTE Energy
0.550%, 11/01/2022	475	474
Duke Energy
0.299%, VAR U.S. SOFR + 0.250%, 06/10/2023	500	499
Mississippi Power
0.350%, VAR U.S. SOFR + 0.300%, 06/28/2024	350	347
NextEra Energy Capital Holdings
0.589%, VAR SOFRINDX + 0.540%, 03/01/2023	1,350	1,352
0.450%, VAR U.S. SOFR + 0.400%, 11/03/2023	705	705
0.430%, VAR ICE LIBOR USD 3 Month + 0.270%, 02/22/2023	575	575
OGE Energy
0.703%, 05/26/2023	245	242
ONE Gas
0.811%, VAR ICE LIBOR USD 3 Month + 0.610%, 03/11/2023	287	287
Pacific Gas and Electric
1.700%, 11/15/2023	275	273
1.200%, VAR U.S. SOFR + 1.150%, 11/14/2022	415	415

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
PPL Electric Utilities
0.470%, VAR ICE LIBOR USD 3 Month + 0.250%, 09/28/2023	$875	$873
0.380%, VAR U.S. SOFR + 0.330%, 06/24/2024	465	465
Public Service Enterprise Group
0.841%, 11/08/2023	2,020	1,988
Southern California Edison
0.880%, VAR U.S. SOFR + 0.830%, 04/01/2024	960	966
Southern California Gas
0.548%, VAR ICE LIBOR USD 3 Month + 0.350%, 09/14/2023	970	969
Virginia Electric and Power
3.450%, 09/01/2022	750	757

		17,062

Total Corporate Obligations
(Cost $131,044) ($ Thousands)		130,633

ASSET-BACKED SECURITIES — 27.2%
Automotive — 13.5%

American Credit Acceptance Receivables Trust, Ser 2018-2, Cl D
4.070%, 07/10/2024 (A)	173	174
American Credit Acceptance Receivables Trust, Ser 2020-4, Cl A
0.530%, 03/13/2024 (A)	17	17
American Credit Acceptance Receivables Trust, Ser 2021-1, Cl B
0.610%, 03/13/2025 (A)	1,415	1,414
American Credit Acceptance Receivables Trust, Ser 2021-2, Cl B
0.680%, 05/13/2025 (A)	165	164
American Credit Acceptance Receivables Trust, Ser 2021-3, Cl A
0.330%, 06/13/2025 (A)	109	108
American Credit Acceptance Receivables Trust, Ser 2021-3, Cl B
0.660%, 02/13/2026 (A)	280	277
American Credit Acceptance Receivables Trust, Ser 2021-4, Cl A
0.450%, 09/15/2025 (A)	723	721
American Credit Acceptance Receivables Trust, Ser 2022-1, Cl A
0.990%, 12/15/2025 (A)	750	749
ARI Fleet Lease Trust, Ser 2020-A, Cl A2
1.770%, 08/15/2028 (A)	338	339
ARI Fleet Lease Trust, Ser 2020-A, Cl A3
1.800%, 08/15/2028 (A)	750	754

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
ARI Fleet Lease Trust, Ser 2021-A, Cl A2
0.370%, 03/15/2030 (A)	$135	$134
Avid Automobile Receivables Trust, Ser 2021-1, Cl A
0.610%, 01/15/2025 (A)	167	167
Capital One Prime Auto Receivables Trust, Ser 2020-1, Cl A3
1.600%, 11/15/2024	271	273
CarMax Auto Owner Trust, Ser 2018-2, Cl C
3.570%, 12/15/2023	400	404
Carmax Auto Owner Trust, Ser 2019-1, Cl A3
3.050%, 03/15/2024	383	385
Carmax Auto Owner Trust, Ser 2019-3, Cl C
2.600%, 06/16/2025	375	381
Carvana Auto Receivables Trust, Ser 2021-N1, Cl A
0.700%, 01/10/2028	909	898
Carvana Auto Receivables Trust, Ser 2021-N2, Cl A1
0.320%, 03/10/2028	46	46
Carvana Auto Receivables Trust, Ser 2021-N2, Cl B
0.750%, 03/10/2028	220	218
Carvana Auto Receivables Trust, Ser 2021-N3, Cl B
0.660%, 06/12/2028	875	865
Carvana Auto Receivables Trust, Ser 2021-P3, Cl A2
0.380%, 01/10/2025	251	250
CFMT LLC, Ser 2021-AL1, Cl B
1.390%, 09/22/2031 (A)	676	671
Chesapeake Funding II LLC, Ser 2018-3A, Cl A1
3.390%, 01/15/2031 (A)	84	85
Chesapeake Funding II LLC, Ser 2019-2A, Cl A1
1.950%, 09/15/2031 (A)	349	351
Chesapeake Funding II LLC, Ser 2021-1A, Cl A2
0.333%, VAR ICE LIBOR USD 1 Month + 0.230%, 04/15/2033 (A)	223	223
CPS Auto Receivables Trust, Ser 2021-A, Cl A
0.350%, 01/16/2024 (A)	153	153
CPS Auto Receivables Trust, Ser 2021-A, Cl B
0.610%, 02/18/2025 (A)	390	389
CPS Auto Receivables Trust, Ser 2021-B, Cl A
0.370%, 03/17/2025 (A)	95	95
CPS Auto Receivables Trust, Ser 2021-B, Cl B
0.810%, 12/15/2025 (A)	455	452
CPS Auto Receivables Trust, Ser 2021-C, Cl B
0.840%, 07/15/2025 (A)	900	891

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CPS Auto Receivables Trust, Ser 2022-A, Cl A
0.980%, 04/16/2029 (A)	$1,355	$1,354
Credit Acceptance Auto Loan Trust, Ser 2019-3A, Cl A
2.380%, 11/15/2028 (A)	1,181	1,188
Credit Acceptance Auto Loan Trust, Ser 2020-1A, Cl A
2.010%, 02/15/2029 (A)	900	904
Credit Acceptance Auto Loan Trust, Ser 2021-3A, Cl A
1.000%, 05/15/2030 (A)	250	247
Donlen Fleet Lease Funding 2 LLC, Ser 2021-2, Cl A1
0.434%, VAR ICE LIBOR USD 1 Month + 0.330%, 12/11/2034 (A)	516	516
Donlen Fleet Lease Funding 2 LLC, Ser 2021-2, Cl A2
0.560%, 12/11/2034 (A)	395	393
Drive Auto Receivables Trust, Ser 2018-2, Cl D
4.140%, 08/15/2024	98	100
Drive Auto Receivables Trust, Ser 2021-1, Cl B
0.650%, 07/15/2025	385	384
DT Auto Owner Trust, Ser 2019-2A, Cl C
3.180%, 02/18/2025 (A)	223	224
DT Auto Owner Trust, Ser 2020-2A, Cl A
1.140%, 01/16/2024 (A)	33	33
DT Auto Owner Trust, Ser 2020-2A, Cl B
2.080%, 03/16/2026 (A)	930	935
DT Auto Owner Trust, Ser 2020-3A, Cl B
0.910%, 12/16/2024 (A)	915	915
DT Auto Owner Trust, Ser 2021-1A, Cl A
0.350%, 01/15/2025 (A)	369	369
DT Auto Owner Trust, Ser 2021-1A, Cl B
0.620%, 09/15/2025 (A)	460	457
DT Auto Owner Trust, Ser 2021-2A, Cl A
0.410%, 03/17/2025 (A)	183	182
DT Auto Owner Trust, Ser 2021-2A, Cl B
0.810%, 01/15/2027 (A)	220	219
DT Auto Owner Trust, Ser 2021-3A, Cl A
0.330%, 04/15/2025 (A)	480	478
DT Auto Owner Trust, Ser 2021-4A, Cl A
0.560%, 09/15/2025 (A)	1,174	1,171
Enterprise Fleet Financing LLC, Ser 2019-1, Cl A2
2.980%, 10/20/2024 (A)	62	62
Enterprise Fleet Financing LLC, Ser 2019-2, Cl A2
2.290%, 02/20/2025 (A)	175	176

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Enterprise Fleet Financing LLC, Ser 2020-1, Cl A2
1.780%, 12/22/2025 (A)	$717	$720
Enterprise Fleet Financing LLC, Ser 2021-2, Cl A2
0.480%, 05/20/2027 (A)	250	247
Enterprise Fleet Funding LLC, Ser 2021-1, Cl A2
0.440%, 12/21/2026 (A)	883	875
Exeter Automobile Receivables Trust, Ser 2018-1A, Cl D
3.530%, 11/15/2023 (A)	325	328
Exeter Automobile Receivables Trust, Ser 2018-3A, Cl D
4.350%, 06/17/2024 (A)	295	300
Exeter Automobile Receivables Trust, Ser 2021-1A, Cl B
0.500%, 02/18/2025	695	694
Exeter Automobile Receivables Trust, Ser 2021-2A, Cl B
0.570%, 09/15/2025	570	567
FHF Trust, Ser 2021-2A, Cl A
0.830%, 12/15/2026 (A)	231	229
First Investors Auto Owner Trust, Ser 2019-2A, Cl A
2.210%, 09/16/2024 (A)	20	20
First Investors Auto Owner Trust, Ser 2021-1A, Cl A
0.450%, 03/16/2026 (A)	995	992
Flagship Credit Auto Trust, Ser 2019-3, Cl A
2.330%, 02/15/2024 (A)	16	17
Flagship Credit Auto Trust, Ser 2019-4, Cl A
2.170%, 06/17/2024 (A)	57	57
Flagship Credit Auto Trust, Ser 2020-1, Cl A
1.900%, 08/15/2024 (A)	75	76
Flagship Credit Auto Trust, Ser 2020-3, Cl A
0.700%, 04/15/2025 (A)	55	55
Flagship Credit Auto Trust, Ser 2020-4, Cl A
0.530%, 04/15/2025 (A)	322	322
Flagship Credit Auto Trust, Ser 2021-1, Cl A
0.310%, 06/16/2025 (A)	281	280
Flagship Credit Auto Trust, Ser 2021-2, Cl A
0.370%, 12/15/2026 (A)	392	390
Flagship Credit Auto Trust, Ser 2021-2, Cl B
0.930%, 06/15/2027 (A)	285	280
Flagship Credit Auto Trust, Ser 2021-3, Cl A
0.360%, 07/15/2027 (A)	291	288
Ford Credit Auto Owner Trust, Ser 2017-2, Cl A
2.360%, 03/15/2029 (A)	170	172
Foursight Capital Automobile Receivables Trust, Ser 2021-1, Cl A2
0.400%, 08/15/2024 (A)	230	230

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Foursight Capital Automobile Receivables Trust, Ser 2021-2, Cl A2
0.400%, 04/15/2025 (A)	$230	$229
Foursight Capital Automobile Receivables Trust, Ser 2021-2, Cl A3
0.810%, 05/15/2026 (A)	130	128
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl A2
1.150%, 09/15/2025 (A)	130	130
GLS Auto Receivables Issuer Trust, Ser 2020-1A, Cl A
2.170%, 02/15/2024 (A)	20	20
GLS Auto Receivables Issuer Trust, Ser 2021-1A, Cl B
0.820%, 04/15/2025 (A)	515	514
GLS Auto Receivables Issuer Trust, Ser 2021-3A, Cl A
0.420%, 01/15/2025 (A)	657	655
GLS Auto Receivables Trust, Ser 2021-2A, Cl A
0.310%, 11/15/2024 (A)	137	137
GLS Auto Receivables Trust, Ser 2021-2A, Cl B
0.770%, 09/15/2025 (A)	390	386
GM Financial Consumer Automobile Receivables Trust, Ser 2018-4, Cl A3
3.210%, 10/16/2023	77	77
JPMorgan Chase Bank, Ser 2020-1, Cl B
0.991%, 01/25/2028 (A)	385	384
JPMorgan Chase Bank, Ser 2020-2, Cl B
0.840%, 02/25/2028 (A)	806	802
LAD Auto Receivables Trust, Ser 2021-1A, Cl A
1.300%, 08/17/2026 (A)	672	668
Lendbuzz Securitization Trust, Ser 2021-1A, Cl A
1.460%, 06/15/2026 (A)	739	735
Mercedes-Benz Auto Lease Trust, Ser 2020-B, Cl A3
0.400%, 11/15/2023	490	489
NextGear Floorplan Master Owner Trust, Ser 2019-1A, Cl A1
0.753%, VAR ICE LIBOR USD 1 Month + 0.650%, 02/15/2024 (A)	770	770
NextGear Floorplan Master Owner Trust, Ser 2020-1A, Cl A1
0.903%, VAR ICE LIBOR USD 1 Month + 0.800%, 02/15/2025 (A)	1,635	1,643
Nissan Master Owner Trust Receivables, Ser 2019-A, Cl A
0.663%, VAR ICE LIBOR USD 1 Month + 0.560%, 02/15/2024	1,520	1,520

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Prestige Auto Receivables Trust, Ser 2020-1A, Cl A2
0.520%, 02/15/2024 (A)	$44	$44
Prestige Auto Receivables Trust, Ser 2021-1A, Cl A2
0.550%, 09/16/2024 (A)	450	449
Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl A
1.370%, 10/15/2024 (A)	48	48
Santander Drive Auto Receivables Trust, Ser 2019-3, Cl C
2.490%, 10/15/2025	152	153
Santander Drive Auto Receivables Trust, Ser 2020-2, Cl C
1.460%, 09/15/2025	100	100
Santander Drive Auto Receivables Trust, Ser 2020-3, Cl A3
0.520%, 07/15/2024	71	71
Santander Drive Auto Receivables Trust, Ser 2020-4, Cl C
1.010%, 01/15/2026	665	665
Santander Drive Auto Receivables Trust, Ser 2021-2, Cl B
0.590%, 09/15/2025	185	184
Santander Drive Auto Receivables Trust, Ser 2021-3, Cl B
0.600%, 12/15/2025	235	233
Santander Retail Auto Lease Trust, Ser 2021-B, Cl A2
0.310%, 01/22/2024 (A)	368	367
Securitized Term Auto Receivables Trust, Ser 2019-1A, Cl A3
2.986%, 02/27/2023 (A)	28	28
Tesla Auto Lease Trust, Ser 2020-A, Cl A2
0.550%, 05/22/2023 (A)	145	145
Tidewater Auto Receivables Trust, Ser 2020-AA, Cl A2
1.390%, 08/15/2024 (A)	56	56
Tidewater Auto Receivables Trust, Ser 2020-AA, Cl B
1.610%, 03/17/2025 (A)	1,290	1,292
Tricolor Auto Securitization Trust, Ser 2021-1A, Cl A
0.740%, 04/15/2024 (A)	286	286
UNIFY Auto Receivables Trust, Ser 2021-1A, Cl A2
0.390%, 02/15/2024 (A)	226	226
United Auto Credit Securitization Trust, Ser 2021-1, Cl B
0.680%, 03/11/2024 (A)	825	824
Westlake Automobile Receivables Trust, Ser 2018-3A, Cl D
4.000%, 10/16/2023 (A)	333	336

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust, Ser 2019-2A, Cl C
2.840%, 07/15/2024 (A)	$344	$346
Westlake Automobile Receivables Trust, Ser 2019-2A, Cl E
4.020%, 04/15/2025 (A)	560	576
Westlake Automobile Receivables Trust, Ser 2019-3A, Cl B
2.410%, 10/15/2024 (A)	85	85
Westlake Automobile Receivables Trust, Ser 2020-3A, Cl A2
0.560%, 05/15/2024 (A)	493	493
Westlake Automobile Receivables Trust, Ser 2021-1A, Cl B
0.640%, 03/16/2026 (A)	400	397
Westlake Automobile Receivables Trust, Ser 2021-2A, Cl A2A
0.320%, 04/15/2025 (A)	252	251
Westlake Automobile Receivables Trust, Ser 2021-2A, Cl B
0.620%, 07/15/2026 (A)	220	217
Wheels SPV 2 LLC, Ser 2021-1A, Cl A
0.384%, VAR ICE LIBOR USD 1 Month + 0.280%, 08/20/2029 (A)	812	812
		47,465

Credit Card — 0.4%

Capital One Multi-Asset Execution Trust, Ser 2019-A2, Cl A2
1.720%, 08/15/2024	136	137
Mercury Financial Credit Card Master Trust, Ser 2021-1A, Cl A
1.540%, 03/20/2026 (A)	510	508
Synchrony Card Funding LLC, Ser 2019-A1, Cl A
2.950%, 03/15/2025	670	672
		1,317

Miscellaneous Business Services — 13.2%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
0.788%, VAR ICE LIBOR USD 1 Month + 0.680%, 01/25/2035	39	39
Affirm Asset Securitization Trust, Ser 2020-Z1, Cl A
3.460%, 10/15/2024 (A)	77	78
Affirm Asset Securitization Trust, Ser 2020-Z2, Cl A
1.900%, 01/15/2025 (A)	205	204
Affirm Asset Securitization Trust, Ser 2021-A, Cl A
0.880%, 08/15/2025 (A)	130	130

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Affirm Asset Securitization Trust, Ser 2021-B, Cl A
1.030%, 08/17/2026 (A)	$355	$349
Affirm Asset Securitization Trust, Ser 2021-Z1, Cl A
1.070%, 08/15/2025 (A)	568	564
Affirm Asset Securitization Trust, Ser 2021-Z2, Cl A
1.170%, 11/16/2026 (A)	293	291
Amur Equipment Finance Receivables IX LLC, Ser 2021-1A, Cl A2
0.750%, 11/20/2026 (A)	377	374
Apidos CLO XII, Ser 2018-12A, Cl AR
1.321%, VAR ICE LIBOR USD 3 Month + 1.080%, 04/15/2031 (A)	600	599
Apidos CLO XV, Ser 2018-15A, Cl A1RR
1.264%, VAR ICE LIBOR USD 3 Month + 1.010%, 04/20/2031 (A)	530	530
Aqua Finance Trust, Ser 2021-A, Cl A
1.540%, 07/17/2046 (A)	253	249
Atalaya Equipment Leasing Trust, Ser 2021-1A, Cl A2
1.230%, 05/15/2026 (A)	265	264
Avant Loans Funding Trust, Ser 2021-REV1, Cl A
1.210%, 07/15/2030 (A)	275	271
Barings CLO, Ser 2018-3A, Cl A1
1.204%, VAR ICE LIBOR USD 3 Month + 0.950%, 07/20/2029 (A)	290	290
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, Cl A
3.500%, 10/28/2057 (A)(B)	162	161
Benefit Street Partners CLO X, Ser 2021-10A, Cl X
0.854%, VAR ICE LIBOR USD 3 Month + 0.600%, 04/20/2034 (A)	165	165
Benefit Street Partners CLO XII, Ser 2021-12A, Cl A1R
1.191%, VAR ICE LIBOR USD 3 Month + 0.950%, 10/15/2030 (A)	600	599
BHG Securitization Trust, Ser 2022-A, Cl A
1.710%, 02/20/2035 (A)	695	694
BSPRT Mortgage Trust, Ser 2022-FL8, Cl A
1.550%, VAR SOFR30A + 1.500%, 02/15/2037 (A)	425	425
Carbone CLO, Ser 2017-1A, Cl A1
1.394%, VAR ICE LIBOR USD 3 Month + 1.140%, 01/20/2031 (A)	250	250
Carlyle Global Market Strategies CLO, Ser 2018-1A, Cl A1R2
1.211%, VAR ICE LIBOR USD 3 Month + 0.970%, 04/17/2031 (A)	648	647

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Carlyle Global Market Strategies CLO, Ser 2021-1A, Cl AR3
1.234%, VAR ICE LIBOR USD 3 Month + 0.980%, 07/20/2031 (A)	$775	$775
CCG Receivables Trust, Ser 2021-1, Cl A2
0.300%, 06/14/2027 (A)	242	240
CIFC Funding, Ser 2017-1A, Cl ARR
1.369%, VAR ICE LIBOR USD 3 Month + 1.110%, 01/22/2031 (A)	325	325
CIFC Funding, Ser 2018-2A, Cl A1
1.294%, VAR ICE LIBOR USD 3 Month + 1.040%, 04/20/2031 (A)	300	300
CIFC Funding, Ser 2018-3A, Cl AR
1.118%, VAR ICE LIBOR USD 3 Month + 0.870%, 04/19/2029 (A)	660	661
Cloud Pass-Through Trust, Ser 2019-1A, Cl CLOU
3.554%, 12/05/2022 (A)(B)	7	7
CNH Equipment Trust, Ser 2019-A, Cl A3
3.010%, 04/15/2024	49	49
Conn's Receivables Funding LLC, Ser 2020-A, Cl A
1.710%, 06/16/2025 (A)	41	41
Crossroads Asset Trust, Ser 2021-A, Cl A2
0.820%, 03/20/2024 (A)	251	250
DB Master Finance LLC, Ser 2019-1A, Cl A2II
4.021%, 05/20/2049 (A)	611	626
Dewolf Park CLO, Ser 2021-1A, Cl AR
1.161%, VAR ICE LIBOR USD 3 Month + 0.920%, 10/15/2030 (A)	600	600
Dext ABS, Cl A
1.120%, 02/15/2028 (A)	227	225
DLLMT LLC, Ser 2021-1A, Cl A2
0.600%, 03/20/2024 (A)	325	324
FCI Funding LLC, Ser 2021-1A, Cl A
1.130%, 04/15/2033 (A)	150	149
Ford Credit Floorplan Master Owner Trust A, Ser 2019-2, Cl B
3.250%, 04/15/2026	400	413
FREED ABS Trust, Ser 2021-3FP, Cl A
0.620%, 11/20/2028 (A)	113	113
FREED ABS Trust, Ser 2022-1FP, Cl A
0.940%, 03/19/2029 (A)	160	160
Galaxy XV CLO, Ser 2021-15A, Cl ARR
1.211%, VAR ICE LIBOR USD 3 Month + 0.970%, 10/15/2030 (A)	750	749
Galaxy XXIII CLO, Ser 2021-23A, Cl AR
1.129%, VAR ICE LIBOR USD 3 Month + 0.870%, 04/24/2029 (A)	611	611
Goldentree Loan Management US CLO 2, Ser 2021-2A, Cl AR
1.164%, VAR ICE LIBOR USD 3 Month + 0.910%, 11/20/2030 (A)	400	400

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GreatAmerica Leasing Receivables Funding LLC, Ser 2021-2, Cl A2
0.380%, 03/15/2024 (A)	$390	$387
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/2039 (A)	130	132
HPEFS Equipment Trust, Ser 2021-2A, Cl B
0.610%, 09/20/2028 (A)	225	221
HPS Loan Management, Ser 2021-19, Cl XR
0.858%, VAR ICE LIBOR USD 3 Month + 0.600%, 01/25/2034 (A)	246	246
KKR CLO 11, Ser 2017-11, Cl AR
1.421%, VAR ICE LIBOR USD 3 Month + 1.180%, 01/15/2031 (A)	325	325
KKR CLO 21, Ser 2018-21, Cl A
1.241%, VAR ICE LIBOR USD 3 Month + 1.000%, 04/15/2031 (A)	465	465
Kubota Credit Owner Trust, Ser 2020-2A, Cl A2
0.410%, 06/15/2023 (A)	87	87
LCM XXIII, Ser 2020-23A, Cl A1R
1.324%, VAR ICE LIBOR USD 3 Month + 1.070%, 10/20/2029 (A)	545	545
LCM XXIV, Ser 2021-24A, Cl AR
1.234%, VAR ICE LIBOR USD 3 Month + 0.980%, 03/20/2030 (A)	540	540
Madison Park Funding XVII, Ser 2021-17A, Cl AR2
1.255%, VAR ICE LIBOR USD 3 Month + 1.000%, 07/21/2030 (A)	500	500
Madison Park Funding XXX, Ser 2018-30A, Cl A
0.991%, VAR ICE LIBOR USD 3 Month + 0.750%, 04/15/2029 (A)	868	867
Magnetite VII, Ser 2018-7A, Cl A1R2
1.041%, VAR ICE LIBOR USD 3 Month + 0.800%, 01/15/2028 (A)	760	761
Magnetite VIII, Ser 2018-8A, Cl AR2
1.221%, VAR ICE LIBOR USD 3 Month + 0.980%, 04/15/2031 (A)	685	685
Magnetite XVI, Ser 2018-16A, Cl AR
1.041%, VAR ICE LIBOR USD 3 Month + 0.800%, 01/18/2028 (A)	597	596
Marlette Funding Trust, Ser 2021-1A, Cl A
0.600%, 06/16/2031 (A)	62	62
Marlette Funding Trust, Ser 2021-2A, Cl A
0.510%, 09/15/2031 (A)	141	140
Marlette Funding Trust, Ser 2021-3A, Cl A
0.650%, 12/15/2031 (A)	241	239
Metlife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055 (A)(B)	78	79

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
MF1 2022-FL8, Ser 2022-FL8, Cl A
1.400%, VAR SOFR30A + 1.350%, 02/19/2037 (A)	$400	$399
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061 (A)(B)	136	137
Mill City Mortgage Loan Trust, Ser 2018-1, Cl A1
3.250%, 05/25/2062 (A)(B)	79	80
MMAF Equipment Finance LLC, Ser 2019-A, Cl A3
2.840%, 11/13/2023 (A)	63	64
MMAF Equipment Finance LLC, Ser 2020-BA, Cl A2
0.380%, 08/14/2023 (A)	431	431
Navient Private Education Refi Loan Trust, Ser 2020-CA, Cl A1
0.853%, VAR ICE LIBOR USD 1 Month + 0.750%, 11/15/2068 (A)	166	166
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (A)	620	618
Navient Private Education Refi Loan Trust, Ser 2021-A, Cl A
0.840%, 05/15/2069 (A)	244	241
Navient Student Loan Trust, Ser 2018-1A, Cl A2
0.458%, VAR ICE LIBOR USD 1 Month + 0.350%, 03/25/2067 (A)	186	186
Neuberger Berman Loan Advisers CLO 25, Ser 2021-25A, Cl AR
1.171%, VAR ICE LIBOR USD 3 Month + 0.930%, 10/18/2029 (A)	910	910
Neuberger Berman Loan Advisers CLO 26, Ser 2021-26A, Cl AR
1.161%, VAR ICE LIBOR USD 3 Month + 0.920%, 10/18/2030 (A)	600	600
NYCTL Trust, Ser 2019-A, Cl A
2.190%, 11/10/2032 (A)	100	99
OCP CLO, Ser 2018-5A, Cl A1R
1.347%, VAR ICE LIBOR USD 3 Month + 1.080%, 04/26/2031 (A)	135	135
Octagon Investment Partners XVI, Ser 2018-1A, Cl A1R
1.261%, VAR ICE LIBOR USD 3 Month + 1.020%, 07/17/2030 (A)	250	250
Octagon Investment Partners XXI, Ser 2021-1A, Cl XR3
0.806%, VAR ICE LIBOR USD 3 Month + 0.650%, 02/14/2031 (A)	100	100
OHA Credit Funding 10, Ser 2021-10A, Cl X
0.996%, VAR ICE LIBOR USD 3 Month + 0.750%, 01/18/2036 (A)	555	555

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Onemain Financial Issuance Trust, Ser 2018-1A, Cl A
3.300%, 03/14/2029 (A)	$58	$59
OneMain Financial Issuance Trust, Ser 2019-1A, Cl A
3.480%, 02/14/2031 (A)	83	83
OZLM VII, Ser 2018-7RA, Cl A1R
1.251%, VAR ICE LIBOR USD 3 Month + 1.010%, 07/17/2029 (A)	506	506
OZLM VIII, Ser 2021-8A, Cl A1R3
1.221%, VAR ICE LIBOR USD 3 Month + 0.980%, 10/17/2029 (A)	373	372
OZLM XII, Ser 2018-12A, Cl A1R
1.349%, VAR ICE LIBOR USD 3 Month + 1.050%, 04/30/2027 (A)	52	52
Palmer Square Loan Funding, Ser 2021-3A, Cl A1
1.054%, VAR ICE LIBOR USD 3 Month + 0.800%, 07/20/2029 (A)	530	531
Palmer Square Loan Funding, Ser 2021-4A, Cl A1
0.928%, VAR ICE LIBOR USD 3 Month + 0.800%, 10/15/2029 (A)	850	850
PFS Financing, Ser 2020-B, Cl A
1.210%, 06/15/2024 (A)	1,235	1,238
PFS Financing, Ser 2020-F, Cl A
0.930%, 08/15/2024 (A)	1,375	1,376
PFS Financing, Ser 2020-G, Cl A
0.970%, 02/15/2026 (A)	750	740
Regional Management Issuance Trust, Ser 2019-1, Cl A
3.050%, 11/15/2028 (A)	82	82
SCF Equipment Leasing LLC, Ser 2020-1A, Cl A2
0.680%, 10/20/2025 (A)	54	54
SCF Equipment Leasing LLC, Ser 2021-1A, Cl A2
0.420%, 08/20/2026 (A)	319	319
Sequoia Infrastructure Funding I, Ser 2021-1A, Cl A
1.641%, VAR ICE LIBOR USD 3 Month + 1.400%, 04/15/2031 (A)	713	713
Shackleton, Ser 2018-6RA, Cl A
1.261%, VAR ICE LIBOR USD 3 Month + 1.020%, 07/17/2028 (A)	261	261
SMB Private Education Loan Trust, Ser 2021-A, Cl A1
0.610%, VAR ICE LIBOR USD 1 Month + 0.500%, 01/15/2053 (A)	450	450
SoFi Consumer Loan Program, Ser 2019-3, Cl C
3.350%, 05/25/2028 (A)	175	176

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SoFi Consumer Loan Program, Ser 2020-1, Cl A
2.020%, 01/25/2029 (A)	$94	$95
SoFi Consumer Loan Program, Ser 2021-1, Cl A
0.490%, 09/25/2030 (A)	321	318
Stratus CLO, Ser 2021-2A, Cl A
0.000%, 12/28/2029 (A)(C)	650	650
Structured Asset Investment Loan Trust, Ser 2005-6, Cl M2
0.888%, VAR ICE LIBOR USD 1 Month + 0.780%, 07/25/2035	247	247
Symphony CLO XIV, Ser 2019-14A, Cl AR
1.188%, VAR ICE LIBOR USD 3 Month + 0.950%, 07/14/2026 (A)	166	166
Symphony CLO XVIII, Ser 2021-18A, Cl X
0.874%, VAR ICE LIBOR USD 3 Month + 0.750%, 07/23/2033 (A)	375	375
Symphony Static CLO I, Ser 2021-1A, Cl A
0.959%, VAR ICE LIBOR USD 3 Month + 0.830%, 10/25/2029 (A)	555	555
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(B)	3	3
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(B)	34	34
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (A)(B)	286	288
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057 (A)(B)	274	276
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (A)(B)	216	218
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
0.708%, VAR ICE LIBOR USD 1 Month + 0.600%, 02/25/2057 (A)	207	207
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057 (A)(B)	88	89
Towd Point Mortgage Trust, Ser 2018-1, Cl A1
3.000%, 01/25/2058 (A)(B)	60	61
Towd Point Mortgage Trust, Ser 2019-HY2, Cl A1
1.108%, VAR ICE LIBOR USD 1 Month + 1.000%, 05/25/2058 (A)	320	321

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2019-HY3, Cl A1A
1.108%, VAR ICE LIBOR USD 1 Month + 1.000%, 10/25/2059 (A)	$500	$502
Towd Point Mortgage Trust, Ser 2021-SJ1, Cl A1
2.250%, 07/25/2068 (A)(B)	653	656
Treman Park CLO, Ser 2018-1A, Cl ARR
1.324%, VAR ICE LIBOR USD 3 Month + 1.070%, 10/20/2028 (A)	270	270
Tryon Park CLO, Ser 2018-1A, Cl A1SR
1.131%, VAR ICE LIBOR USD 3 Month + 0.890%, 04/15/2029 (A)	687	687
Upstart Securitization Trust, Ser 2020-3, Cl A
1.702%, 11/20/2030 (A)	222	222
Upstart Securitization Trust, Ser 2021-2, Cl A
0.910%, 06/20/2031 (A)	364	363
Upstart Securitization Trust, Ser 2021-4, Cl A
0.840%, 09/20/2031 (A)	489	483
Verizon Owner Trust, Ser 2019-C, Cl A1A
1.940%, 04/22/2024	65	66
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/2024	340	342
Verizon Owner Trust, Ser 2020-B, Cl A
0.470%, 02/20/2025	545	542
Verizon Owner Trust, Ser 2020-C, Cl A
0.410%, 04/21/2025	175	174
Vibrant CLO VI, Ser 2021-6A, Cl AR
1.164%, VAR ICE LIBOR USD 3 Month + 0.950%, 06/20/2029 (A)	393	392
Voya CLO, Ser 2018-2A, Cl A1R
1.228%, VAR ICE LIBOR USD 3 Month + 0.970%, 04/25/2031 (A)	475	475
Voya CLO, Ser 2018-2A, Cl AR
1.229%, VAR ICE LIBOR USD 3 Month + 0.970%, 07/23/2027 (A)	744	744
Voya CLO, Ser 2020-1A, Cl AR
1.301%, VAR ICE LIBOR USD 3 Month + 1.060%, 04/15/2031 (A)	575	575
Voya CLO, Ser 2020-2A, Cl A1RR
1.261%, VAR ICE LIBOR USD 3 Month + 1.020%, 04/17/2030 (A)	497	497
Voya CLO, Ser 2021-1A, Cl A1R
1.191%, VAR ICE LIBOR USD 3 Month + 0.950%, 04/17/2030 (A)	760	760
Voya CLO, Ser 2021-2A, Cl A1R
1.221%, VAR ICE LIBOR USD 3 Month + 0.980%, 06/07/2030 (A)	940	940
		46,494

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Mortgage Related — 0.1%

Asset Backed Securities Home Equity Loan Trust, Ser 2006-HE1, Cl A4
0.708%, VAR ICE LIBOR USD 1 Month + 0.600%, 01/25/2036	$248	$248

Total Asset-Backed Securities
(Cost $95,861) ($ Thousands)		95,524

MORTGAGE-BACKED SECURITIES — 15.0%
Agency Mortgage-Backed Obligations — 1.8%
FHLMC
2.140%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.069%, 02/01/2030	7	7
FHLMC Multifamily Structured Pass-Through Certificates, Ser K037, Cl A1
2.592%, 04/25/2023	176	177
FHLMC Multifamily Structured Pass-Through Certificates, Ser KPLB, Cl A
2.770%, 05/25/2025	300	310
FHLMC REMIC, Ser 2013-4159, Cl LA
3.500%, 02/15/2040	15	15
FHLMC REMIC, Ser 2013-4272, Cl YG
2.000%, 11/15/2026	163	165
FHLMC REMIC, Ser 2014-4297, Cl CA
3.000%, 12/15/2030	33	33
FHLMC REMIC, Ser 2014-4379, Cl CB
2.250%, 04/15/2033	311	314
FHLMC REMIC, Ser 2014-4387, Cl DA
3.000%, 01/15/2032	148	150
FNMA
6.000%, 01/01/2027	6	7
5.500%, 12/01/2023 to 12/01/2024	12	12
5.000%, 02/01/2023 to 03/01/2025	3	2
3.500%, 08/01/2032	379	398
3.000%, 12/01/2030(D)	536	559
3.000%, 10/01/2030	142	149
2.340%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.215%, 01/01/2029	3	3
2.236%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.120%, 11/01/2025	–	–
2.167%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.118%, 11/01/2023	–	–
2.045%, 05/01/2028	–	–
2.009%, VAR ICE LIBOR USD 6 Month + 1.774%, 09/01/2024	2	2

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
1.974%, VAR ICE LIBOR USD 6 Month + 1.824%, 09/01/2024	$6	$6
FNMA REMIC, Ser 1993-58, Cl H
5.500%, 04/25/2023	–	–
FNMA REMIC, Ser 2001-33, Cl FA
0.558%, VAR ICE LIBOR USD 1 Month + 0.450%, 07/25/2031	3	3
FNMA REMIC, Ser 2002-64, Cl FG
0.356%, VAR ICE LIBOR USD 1 Month + 0.250%, 10/18/2032	1	1
FNMA REMIC, Ser 2012-137, Cl UE
1.750%, 09/25/2041	148	149
FNMA REMIC, Ser 2013-97, Cl KA
3.000%, 11/25/2031	37	38
FNMA REMIC, Ser 2015-46, Cl BA
3.000%, 05/25/2041	27	27
FNMA, Ser 2012-M4, Cl 1A2
2.976%, 04/25/2022(B)	5	5
FNMA, Ser 2012-M9, Cl A2
2.482%, 04/25/2022	34	34
FNMA, Ser 2017-M13, Cl FA
0.503%, VAR ICE LIBOR USD 1 Month + 0.400%, 10/25/2024	41	41
FREMF Mortgage Trust, Ser K22, Cl B
3.679%, 08/25/2045(A)(B)	870	881
FREMF Mortgage Trust, Ser K24, Cl B
3.506%, 11/25/2045(A)(B)	640	649
FREMF Mortgage Trust, Ser K28, Cl B
3.489%, 06/25/2046(A)(B)	200	204
FREMF Mortgage Trust, Ser 2013-K32, Cl B
3.531%, 10/25/2046(A)(B)	655	672
FREMF Mortgage Trust, Ser 2013-K33, Cl B
3.496%, 08/25/2046(A)(B)	1,100	1,130
GNMA, Ser 2010-151, Cl KA
3.000%, 09/16/2039	15	15
GNMA, Ser 2015-119, Cl TG
1.800%, 05/20/2041	2	2
GNMA, Ser 2015-56, Cl LB
1.500%, 04/16/2040	335	336

		6,496
Non-Agency Mortgage-Backed Obligations — 13.2%
Angel Oak Mortgage Trust I LLC, Ser 2019-2, Cl A1
3.628%, 03/25/2049(A)(B)	96	96
Angel Oak Mortgage Trust I LLC, Ser 2019-4, Cl A1
2.993%, 07/26/2049(A)(B)	80	81
Angel Oak Mortgage Trust LLC, Ser 2018-3, Cl A1
3.649%, 09/25/2048(A)(B)	29	29

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Angel Oak Mortgage Trust LLC, Ser 2019-1, Cl A1
3.920%, 11/25/2048(A)(B)	$79	$80
Angel Oak Mortgage Trust LLC, Ser 2020-1, Cl A1
2.466%, 12/25/2059(A)(B)	55	55
Angel Oak Mortgage Trust LLC, Ser 2020-2, Cl A1A
2.531%, 01/26/2065(A)(B)	221	222
Angel Oak Mortgage Trust LLC, Ser 2020-3, Cl A1
1.691%, 04/25/2065(A)(B)	291	291
Angel Oak Mortgage Trust LLC, Ser 2020-4, Cl A1
1.469%, 06/25/2065(A)(B)	177	176
Angel Oak Mortgage Trust LLC, Ser 2020-R1, Cl A1
0.990%, 04/25/2053(A)(B)	156	155
Angel Oak Mortgage Trust LLC, Ser 2021-1, Cl A1
0.909%, 01/25/2066(A)(B)	395	391
Angel Oak Mortgage Trust LLC, Ser 2021-3, Cl A1
1.068%, 05/25/2066(A)(B)	332	327
Angel Oak Mortgage Trust LLC, Ser 2021-5, Cl A1
0.951%, 07/25/2066(A)(B)	568	557
Arroyo Mortgage Trust, Ser 2019-3, Cl A1
2.962%, 10/25/2048(A)(B)	152	152
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
2.688%, 07/25/2035(B)	31	31
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
2.407%, 11/25/2035(B)	5	5
BBCMS Mortgage Trust, Ser 2020-C8, Cl A1
0.601%, 10/15/2053	455	446
Bear Stearns ARM Trust, Ser 2005-3, Cl 2A1
2.987%, 06/25/2035(B)	18	18
Bear Stearns ARM Trust, Ser 2005-6, Cl 3A1
2.322%, 08/25/2035(B)	37	37
BFLD Trust, Ser 2020-OBRK, Cl A
2.156%, VAR ICE LIBOR USD 1 Month + 2.050%, 11/15/2028(A)	325	325
BPR Trust, Ser 2021-TY, Cl A
1.156%, VAR ICE LIBOR USD 1 Month + 1.050%, 09/15/2038(A)	960	959
BRAVO Residential Funding Trust, Ser 2020-NQM1, Cl A1
1.449%, 05/25/2060(A)(B)	152	152
BRAVO Residential Funding Trust, Ser 2021-NQM1, Cl A1
0.941%, 02/25/2049(A)(B)	183	181

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BRAVO Residential Funding Trust, Ser 2021-NQM2, Cl A1
0.970%, 03/25/2060(A)(B)	$238	$236
BRAVO Residential Funding Trust, Ser 2021-NQM3, Cl A1
1.699%, 04/25/2060(A)(B)	340	339
BSREP Commercial Mortgage Trust, Ser 2021-DC, Cl A
1.057%, VAR ICE LIBOR USD 1 Month + 0.950%, 08/15/2038(A)	890	887
Bunker Hill Loan Depositary Trust, Ser 2020-1, Cl A1
1.724%, 02/25/2055(A)(B)	134	134
BWAY Mortgage Trust, Ser 2015-1515, Cl A1
2.809%, 03/10/2033(A)	195	198
BX Commercial Mortgage Trust, Ser 2019-XL, Cl B
1.186%, VAR ICE LIBOR USD 1 Month + 1.080%, 10/15/2036(A)	374	373
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
1.026%, VAR ICE LIBOR USD 1 Month + 0.920%, 10/15/2036(A)	1,426	1,425
BX Commercial Mortgage Trust, Ser 2021-SOAR, Cl B
0.976%, VAR ICE LIBOR USD 1 Month + 0.870%, 06/15/2038(A)	625	619
BX Commercial Mortgage Trust, Ser 2021-VINO, Cl A
0.758%, VAR ICE LIBOR USD 1 Month + 0.652%, 05/15/2038(A)	345	342
BX Commercial Mortgage Trust, Ser 2021-VINO, Cl B
0.958%, VAR ICE LIBOR USD 1 Month + 0.852%, 05/15/2038(A)	600	595
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl A
0.806%, VAR ICE LIBOR USD 1 Month + 0.700%, 09/15/2036(A)	275	274
BX Trust, Ser 2021-LGCY, Cl A
0.612%, VAR ICE LIBOR USD 1 Month + 0.506%, 10/15/2023(A)	600	589
BX Trust, Ser LBA6, Cl A
1.058%, VAR TSFR1M + 1.000%, 01/15/2039(A)	375	375
BX, Ser 2021-MFM1, Cl B
1.056%, VAR ICE LIBOR USD 1 Month + 0.950%, 01/15/2034(A)	550	545
Chase Mortgage Finance, Ser 2021-CL1, Cl M1
1.250%, VAR SOFR30A + 1.200%, 02/25/2050(A)	319	320

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
CHC Commercial Mortgage Trust, Ser 2019-CHC, Cl A
1.226%, VAR ICE LIBOR USD 1 Month + 1.120%, 06/15/2034(A)	$839	$837
CIM Trust, Ser 2017-7, Cl A
3.000%, 04/25/2057(A)(B)	114	115
Citigroup Commercial Mortgage Trust, Ser 2019-SMRT, Cl A
4.149%, 01/10/2036(A)	275	286
Citigroup Commercial Mortgage Trust, Ser P3, Cl AAB
3.127%, 04/15/2049	623	637
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
2.523%, 09/25/2034(B)	7	7
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
2.764%, 03/25/2036(B)	44	38
Citigroup Mortgage Loan Trust, Ser 2018-RP2, Cl A1
2.789%, 02/25/2058(A)(B)	155	157
Citigroup Mortgage Loan Trust, Ser 2019-IMC1, Cl A1
2.720%, 07/25/2049(A)(B)	39	39
Cold Storage Trust, Ser 2020-ICE5, Cl A
1.006%, VAR ICE LIBOR USD 1 Month + 0.900%, 11/15/2037(A)	708	707
COLT Funding LLC, Ser 2021-3R, Cl A1
1.051%, 12/25/2064(A)(B)	228	225
COLT Mortgage Loan Trust, Ser 2020-1, Cl A1
2.488%, 02/25/2050(A)(B)	93	93
COLT Mortgage Loan Trust, Ser 2020-1R, Cl A1
1.255%, 09/25/2065(A)(B)	183	181
COLT Mortgage Loan Trust, Ser 2020-2R, Cl A1
1.325%, 10/26/2065(A)(B)	125	125
COLT Mortgage Loan Trust, Ser 2020-3, Cl A1
1.506%, 04/27/2065(A)(B)	83	83
COLT Mortgage Loan Trust, Ser 2021-1, Cl A1
0.910%, 06/25/2066(A)(B)	255	249
COLT Mortgage Loan Trust, Ser 2021-2, Cl A1
0.924%, 08/25/2066(A)(B)	313	306
COLT Mortgage Loan Trust, Ser 2021-2R, Cl A1
0.798%, 07/27/2054(A)	156	155
COLT Mortgage Loan Trust, Ser 2021-4, Cl A1
1.397%, 10/25/2066(A)(B)	557	547

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COLT Mortgage Loan Trust, Ser 2021-HX1, Cl A1
1.110%, 10/25/2066(A)(B)	$568	$548
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	10	10
COMM Mortgage Trust, Ser 2015-CR22, Cl A2
2.856%, 03/10/2048	160	160
COMM Mortgage Trust, Ser 2015-CR23, Cl A2
2.852%, 05/10/2048	267	267
Countrywide Home Loans, Ser 2004-29, Cl 1A1
0.648%, VAR ICE LIBOR USD 1 Month + 0.540%, 02/25/2035	8	8
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl A
1.086%, VAR ICE LIBOR USD 1 Month + 0.980%, 05/15/2036(A)	475	475
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl B
1.336%, VAR ICE LIBOR USD 1 Month + 1.230%, 05/15/2036(A)	1,240	1,238
CSMC Trust, Ser 2019-AFC1, Cl A1
2.573%, 07/25/2049(A)	504	505
CSMC Trust, Ser 2021-AFC1, Cl A1
0.830%, 03/25/2056(A)(B)	261	256
CSMC Trust, Ser 2021-NQM3, Cl A1
1.015%, 04/25/2066(A)(B)	458	447
CSMC Trust, Ser 2021-NQM4, Cl A1
1.101%, 05/25/2066(A)(B)	525	517
DBCG Mortgage Trust, Ser 2017-BBG, Cl A
0.806%, VAR ICE LIBOR USD 1 Month + 0.700%, 06/15/2034(A)	200	199
Deephaven Residential Mortgage Trust, Ser 2020-2, Cl A1
1.692%, 05/25/2065(A)	88	88
Deephaven Residential Mortgage Trust, Ser 2021-1, Cl A1
0.715%, 05/25/2065(A)(B)	114	112
Deephaven Residential Mortgage Trust, Ser 2021-2, Cl A1
0.899%, 04/25/2066(A)(B)	119	116
Ellington Financial Mortgage Trust, Ser 2019-2, Cl A1
2.739%, 11/25/2059(A)(B)	38	38
Ellington Financial Mortgage Trust, Ser 2020-2, Cl A1
1.178%, 10/25/2065(A)(B)	76	75
Ellington Financial Mortgage Trust, Ser 2021-1, Cl A1
0.797%, 02/25/2066(A)(B)	75	74

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Ellington Financial Mortgage Trust, Ser 2021-2, Cl A1
0.931%, 06/25/2066(A)(B)	$176	$173
ELP Commercial Mortgage Trust, Ser ELP, Cl A
0.808%, VAR ICE LIBOR USD 1 Month + 0.701%, 11/15/2038(A)	530	527
Extended Stay America Trust, Ser 2021-ESH, Cl B
1.487%, VAR ICE LIBOR USD 1 Month + 1.380%, 07/15/2038(A)	248	248
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M3
4.808%, VAR ICE LIBOR USD 1 Month + 4.700%, 04/25/2028	486	502
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ2, Cl M3
3.358%, VAR ICE LIBOR USD 1 Month + 3.250%, 05/25/2025	162	164
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
6.008%, VAR ICE LIBOR USD 1 Month + 5.900%, 10/25/2028	435	453
FNMA Connecticut Avenue Securities, Ser 2018-C03, Cl 1EA2
0.958%, VAR ICE LIBOR USD 1 Month + 0.850%, 10/25/2030	94	94
GCAT Trust, Ser 2020-NQM2, Cl A1
1.555%, 04/25/2065(A)	96	96
GCAT Trust, Ser 2021-CM1, Cl A
1.469%, 04/25/2065(A)(B)	420	416
GCAT Trust, Ser 2021-NQM1, Cl A1
0.874%, 01/25/2066(A)(B)	204	201
GCAT Trust, Ser 2021-NQM3, Cl A1
1.091%, 05/25/2066(A)(B)	310	304
GCAT Trust, Ser 2021-NQM5, Cl A1
1.262%, 07/25/2066(A)(B)	861	842
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.093%, 11/19/2035(B)	68	67
GS Mortgage Securities Trust, Ser 2012-ALOH, Cl A
3.551%, 04/10/2034(A)	500	500
GS Mortgage Securities Trust, Ser 2015-GS1, Cl AAB
3.553%, 11/10/2048	104	108
GS Mortgage Securities Trust, Ser 2019-SL1, Cl A1
2.625%, 01/25/2059(A)(B)	146	147
GS Mortgage Securities Trust, Ser 2021-RENT, Cl A
0.809%, VAR ICE LIBOR USD 1 Month + 0.700%, 11/21/2035(A)	445	442

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
2.635%, 07/25/2035(B)	$90	$62
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
2.827%, 05/25/2037(B)	63	45
Impac CMB Trust, Ser 2004-9, Cl 1A1
0.868%, VAR ICE LIBOR USD 1 Month + 0.760%, 01/25/2035	17	17
Impac CMB Trust, Ser 2005-2, Cl 1A1
0.628%, VAR ICE LIBOR USD 1 Month + 0.520%, 04/25/2035	20	20
Impac CMB Trust, Ser 2005-3, Cl A1
0.588%, VAR ICE LIBOR USD 1 Month + 0.480%, 08/25/2035	20	20
Impac CMB Trust, Ser 2005-5, Cl A1
0.748%, VAR ICE LIBOR USD 1 Month + 0.320%, 08/25/2035	14	14
Impac CMB Trust, Ser 2005-8, Cl 1A
0.628%, VAR ICE LIBOR USD 1 Month + 0.520%, 02/25/2036	46	45
Imperial Fund Mortgage Trust, Ser 2021-NQM1, Cl A1
1.071%, 06/25/2056(A)(B)	443	434
Imperial Fund Mortgage Trust, Ser 2021-NQM2, Cl A1
1.073%, 09/25/2056(A)(B)	280	274
Imperial Fund Mortgage Trust, Ser 2021-NQM3, Cl A1
1.595%, 11/25/2056(A)(B)	255	251
JPMorgan Chase Bank, Ser 2021-CL1, Cl M1
1.350%, VAR SOFR30A + 1.300%, 03/25/2051(A)	473	474
JPMorgan Chase Commercial Mortgage Securities, Ser 2021-MHC, Cl A
0.906%, VAR ICE LIBOR USD 1 Month + 0.800%, 04/15/2038(A)	482	481
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
2.954%, 08/25/2035(B)	18	17
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
3.076%, 05/25/2037(B)	38	37
JPMorgan Mortgage Trust, Ser 2014-5, Cl A1
2.866%, 10/25/2029(A)(B)	160	161
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
0.858%, VAR ICE LIBOR USD 1 Month + 0.750%, 04/25/2046(A)	142	142
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
0.906%, VAR ICE LIBOR USD 1 Month + 0.800%, 05/15/2036(A)	190	190

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049(A)	$1,324	$1,334
LSTAR Securities Investment, Ser 2019-4, Cl A1
2.606%, VAR ICE LIBOR USD 1 Month + 2.500%, 05/01/2024(A)	256	253
Mello Warehouse Securitization Trust, Ser 2021-2, Cl A
0.858%, VAR ICE LIBOR USD 1 Month + 0.750%, 04/25/2055(A)	830	825
Merrill Lynch Mortgage Backed Securities Trust, Ser 2007-3, Cl 2A1
2.923%, 06/25/2037(B)	45	37
MFA Trust, Ser 2020-NQM1, Cl A1
1.479%, 03/25/2065(A)(B)	91	91
MFA Trust, Ser 2020-NQM3, Cl A1
1.014%, 01/26/2065(A)(B)	126	125
MFA Trust, Ser 2021-INV1, Cl A1
0.852%, 01/25/2056(A)(B)	238	235
MFA Trust, Ser 2021-NQM1, Cl A1
1.153%, 04/25/2065(A)(B)	266	265
MFA Trust, Ser 2021-NQM2, Cl A1
1.029%, 11/25/2064(A)(B)	272	268
MHC Commercial Mortgage Trust, Ser 2021-MHC, Cl B
1.207%, VAR ICE LIBOR USD 1 Month + 1.101%, 04/15/2038(A)	1,670	1,664
MHP, Ser 2021-STOR, Cl A
0.806%, VAR ICE LIBOR USD 1 Month + 0.700%, 07/15/2038(A)	155	154
MHP, Ser MHIL, Cl A
0.865%, VAR SOFR30A + 0.815%, 01/15/2027(A)	205	204
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060(A)(B)	198	196
Morgan Stanley Capital I Trust, Ser 2012-STAR, Cl A1
2.084%, 08/05/2034(A)	17	17
Mortgage Repurchase Agreement Financing Trust, Ser 2021-1, Cl A1
0.604%, VAR ICE LIBOR USD 1 Month + 0.500%, 03/10/2022(A)	300	300
MortgageIT Trust, Ser 2005-5, Cl A1
0.628%, VAR ICE LIBOR USD 1 Month + 0.520%, 12/25/2035	42	42
MTRO Commercial Mortgage Trust, Ser 2019-TECH, Cl A
1.006%, VAR ICE LIBOR USD 1 Month + 0.900%, 12/15/2033(A)	520	515

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057(A)(B)	$124	$128
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057(A)(B)	292	303
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1
3.983%, 09/25/2057(A)(B)	142	146
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(A)(B)	49	49
New Residential Mortgage Loan Trust, Ser 2020-NQM2, Cl A1
1.650%, 05/24/2060(A)(B)	108	107
New Residential Mortgage Loan Trust, Ser 2021-NQ2R, Cl A1
0.941%, 10/25/2058(A)(B)	141	140
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A1
1.156%, 11/27/2056(A)(B)	502	493
OBX Trust, Ser 2018-1, Cl A2
0.758%, VAR ICE LIBOR USD 1 Month + 0.650%, 06/25/2057(A)	21	21
OBX Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061(A)(B)	377	368
Onslow Bay Mortgage Loan Trust, Ser 2021-NQM4, Cl A1
1.957%, 10/25/2061(A)(B)	572	564
Paragon Mortgages No. 12 PLC, Ser 2006-12A, Cl A2C
0.376%, VAR ICE LIBOR USD 3 Month + 0.220%, 11/15/2038(A)	64	62
PRPM LLC, Ser 2021-RPL1, Cl A1
1.319%, 07/25/2051(A)(B)	151	147
Residential Mortgage Loan Trust, Ser 2020-1, Cl A1
2.376%, 01/26/2060(A)(B)	79	79
RFMSI Trust, Ser 2007-SA3, Cl 2A1
4.316%, 07/27/2037(B)	50	42
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
0.644%, VAR ICE LIBOR USD 1 Month + 0.540%, 01/20/2035	7	7
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A1
4.500%, 08/25/2048(A)(B)	30	30
SG Residential Mortgage Trust, Ser 2021-1, Cl A1
1.160%, 07/25/2061(A)(B)	559	548
Silverstone Master Issuer PLC, Ser 2022-1A, Cl 1A
0.000%, 01/21/2070(A)(C)	900	900

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
SREIT Trust, Ser MFP, Cl B
1.186%, VAR ICE LIBOR USD 1 Month + 1.080%, 11/15/2038(A)	$475	$471
STAR Trust, Ser 2021-1, Cl A1
1.219%, 05/25/2065(A)(B)	213	212
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050(A)(B)	102	102
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065(A)(B)	65	65
Starwood Mortgage Residential Trust, Ser 2021-2, Cl A1
0.943%, 05/25/2065(A)(B)	97	96
Starwood Mortgage Residential Trust, Ser 2021-3, Cl A1
1.127%, 06/25/2056(A)(B)	376	369
Toorak Mortgage Corp, Ser 2021-INV1, Cl A1
1.153%, 07/25/2056(A)(B)	272	267
TTAN, Ser 2021-MHC, Cl B
1.207%, VAR ICE LIBOR USD 1 Month + 1.100%, 03/15/2038(A)	275	273
TTAN, Ser 2021-MHC, Cl A
0.957%, VAR ICE LIBOR USD 1 Month + 0.850%, 03/15/2038(A)	439	438
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059(A)	68	69
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059(A)(B)	102	103
Verus Securitization Trust, Ser 2020-1, Cl A1
2.417%, 01/25/2060(A)	43	43
Verus Securitization Trust, Ser 2020-4, Cl A1
1.502%, 05/25/2065(A)	140	139
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066(A)(B)	177	175
Verus Securitization Trust, Ser 2021-1, Cl A2
1.052%, 01/25/2066(A)(B)	354	348
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066(A)(B)	220	217
Verus Securitization Trust, Ser 2021-R1, Cl A1
0.820%, 10/25/2063(A)(B)	395	393
Verus Securitization Trust, Ser 2021-R2, Cl A1
0.918%, 02/25/2064(A)(B)	327	324
Verus Securitization Trust, Ser 2021-R3, Cl A1
1.020%, 04/25/2064(A)(B)	204	203
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
3.026%, 03/25/2036(B)	51	52

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl AS
3.539%, 10/15/2045	$450	$454
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS2, Cl A2
3.020%, 07/15/2058	423	426
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl ASB
3.324%, 01/15/2059	202	207
Wells Fargo Commercial Mortgage Trust, Ser 2017-RC1, Cl A2
3.118%, 01/15/2060	75	75

		46,085
Total Mortgage-Backed Securities
(Cost $53,073) ($ Thousands)		52,581

U.S. TREASURY OBLIGATIONS — 14.3%
U.S. Treasury Bills
0.634%, 01/26/2023 (E)	3,500	3,473
0.391%, 12/29/2022 (E)	1,725	1,713
0.366%, 07/21/2022 (E)	1,700	1,697
0.241%, 12/01/2022 (E)	1,750	1,741
0.220%, 07/07/2022 (E)	850	849
0.160%, 11/03/2022 (E)	2,000	1,991
0.130%, 06/16/2022 (E)	850	849
U.S. Treasury Notes
1.750%, 09/30/2022	3,050	3,074
0.500%, 03/15/2023	11,925	11,878
0.269%, VAR US Treasury 3 Month Bill Money Market Yield + 0.029%, 07/31/2023	6,000	6,006
0.250%, 06/15/2024	4,600	4,490
0.125%, 01/31/2023	7,275	7,225
0.125%, 05/15/2023	5,355	5,300

Total U.S. Treasury Obligations
(Cost $50,512) ($ Thousands)		50,286

COMMERCIAL PAPER — 2.6%
Arabella Finance LLC
0.360%, 04/08/2022 (A)(E)	1,300	1,299
Brookfield US Holdings
0.260%, 02/10/2022 (A)(E)	2,700	2,700
HSBC
0.402%, 02/04/2022 (A)(E)	2,000	2,000
0.250%, 06/10/2022 (A)(E)	900	898

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER (continued)
NatWest Markets PLC
0.351%, 02/22/2022 (A)(E)	$2,100	$2,100
Total Commercial Paper
(Cost $8,998) ($ Thousands)		8,997

MUNICIPAL BONDS — 2.2%
California — 0.6%
Golden State, Tobacco Securitization, RB
0.672%, 06/01/2023	985	977
Riverside County, Infrastructure Financing Authority, Ser B, RB
0.398%, 11/01/2022	740	738
San Francisco Bay Area Rapid Transit District Sales Tax Revenue, Ser B, RB
2.537%, 07/01/2022	435	439
University of California, Ser BF, RB
0.455%, 05/15/2022	130	130

		2,284

Illinois — 0.2%
Chicago, Transit Authority, Sales Tax Receipts Fund, Ser B, RB
1.708%, 12/01/2022	135	135
State of Illinois, Sales Tax Revenue, Ser B, RB
1.900%, 06/15/2022	455	457

		592

Massachusetts — 0.1%
Massachusetts State, Water Resources Authority, Ser C, RB
0.534%, 08/01/2022	265	265

New York — 0.7%
Metropolitan Transportation Authority, Ser A, RB
Callable 02/10/2022 @ 100
0.777%, 11/15/2022	1,425	1,425
New York State, Urban Development, RB
2.550%, 03/15/2022	865	867

		2,292

South Carolina — 0.3%
South Carolina State, Public Service Authority, Ser E, RB
3.722%, 12/01/2023	1,100	1,146

Texas — 0.1%
Central Texas, Turnpike System, Ser B, RB
1.980%, 08/15/2042 (B)	245	246

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Ultra Short Duration Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Houston, Texas Airport System Revenue, Ser C, RB
0.883%, 07/01/2022	$100	$100

		346

Wisconsin — 0.2%
Wisconsin State, Housing & Economic Development Authority, Ser B, RB
Callable 02/03/2022 @ 100
0.100%, 09/01/2037 (B)	700	700

Total Municipal Bonds
(Cost $7,651) ($ Thousands)		7,625

SOVEREIGN DEBT — 0.2%

Lithuania Government International Bond
6.625%, 02/01/2022	845	845

Total Sovereign Debt

(Cost $845) ($ Thousands)		845

REPURCHASE AGREEMENT — 1.4%
BNP Paribas
0.050%, dated 01/31/2022 to be repurchased on 02/01/2022, repurchase price $4,900,007 (collateralized by U.S. Government obligations, ranging in par value $1,000 - $8,156,915, 1.625% - 4.000%, 08/20/2041 – 01/01/2052; with total market value $4,998,000) (F)	4,900	4,900
Total Repurchase Agreement
(Cost $4,900) ($ Thousands)		4,900

Total Investments in Securities — 100.1%
(Cost $352,884) ($ Thousands)		$351,391

A list of the open futures contracts held by the Fund at January 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 2-Year Treasury Note	54	Mar-2022	$11,787	$11,699	$(88)

Short Contracts
U.S. 5-Year Treasury Note	(6)	Mar-2022	$(723)	$(715)	$8
U.S. 10-Year Treasury Note	(15)	Mar-2022	(1,934)	(1,919)	14
U.S. Long Treasury Bond	(1)	Mar-2022	(158)	(156)	3
			(2,815)	(2,790)	25
			$8,972	$8,909	$(63)

SEI Daily Income Trust / Annual Report / January 31, 2022

For the year ended January 31, 2022, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $350,932 ($ Thousands).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2022, the value of these securities amounted to $174,021 ($ Thousands), representing 49.6% of the Net Assets of the Fund.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	No interest rate available.
(D)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.
(E)	Interest rate represents the security's effective yield at the time of purchase.
(F)	Tri-Party Repurchase Agreement.

ABS — Asset-Based Security
ARM — Adjustable Rate Mortgage
Cl — Class
CLO — Collateralized Loan Obligation
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
ICE – Intercontinental Exchange
LIBOR – London Interbank Offered Rate
LLC — Limited Liability Company
MTN — Medium Term Note
PLC — Public Limited Company
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
USD — U.S. Dollar
VAR – Variable Rate

The following is a summary of the inputs used as of January 31, 2022, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	130,633	–	130,633
Asset-Backed Securities	–	95,524	–	95,524
Mortgage-Backed Securities	–	52,581	–	52,581
U.S. Treasury Obligations	–	50,286	–	50,286
Commercial Paper	–	8,997	–	8,997
Municipal Bonds	–	7,625	–	7,625
Sovereign Debt	–	845	–	845
Repurchase Agreement	–	4,900	–	4,900
Total Investments in Securities	–	351,391	–	351,391

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	25	–	–	25
Unrealized Depreciation	(88)	–	–	(88)
Total Other Financial Instruments	(63)	–	–	(63)

* Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For the year ended January 31, 2022, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Short-Duration Government Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 50.8%
U.S. Treasury Notes
2.625%, 06/30/2023	$35,397	$36,208
1.750%, 05/15/2023 (A)	96,500	97,495
1.000%, 12/15/2024	37,025	36,646
0.250%, 05/15/2024	53,025	51,832
0.250%, 06/15/2024	51,925	50,686
0.125%, 01/31/2023	39,750	39,477
0.125%, 02/28/2023	56,200	55,772

Total U.S. Treasury Obligations
(Cost $372,257) ($ Thousands)		368,116

MORTGAGE-BACKED SECURITIES — 37.6%
Agency Mortgage-Backed Obligations — 35.5%
FHLMC
4.500%, 06/01/2022 to 06/01/2026	740	770
4.000%, 01/01/2033	5,156	5,502
3.000%, 11/01/2036 to 12/01/2046	7,923	8,194
2.500%, 02/01/2032	1,150	1,182
2.482%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.368%, 06/01/2024	2	2
2.343%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.237%, 04/01/2029	3	3
2.324%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.200%, 05/01/2024	2	2
2.257%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.248%, 07/01/2024	3	3
2.235%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.125%, 12/01/2023	6	6
2.233%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.156%, 12/01/2023	74	74
2.228%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.103%, 06/01/2024	1	1
FHLMC Multifamily Structured Pass-Through Certificates, Ser K052, Cl A1
2.598%, 01/25/2025	5,893	6,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K066, Cl X1, IO
0.750%, 06/25/2027(B)	$18,041	$637
FHLMC Multifamily Structured Pass-Through Certificates, Ser K107, Cl X1, IO
1.591%, 01/25/2030(B)	12,403	1,359
FHLMC Multifamily Structured Pass-Through Certificates, Ser K125, Cl X1, IO
0.585%, 01/25/2031(B)	13,602	617
FHLMC Multifamily Structured Pass-Through Certificates, Ser K128, Cl X1, IO
0.529%, 03/25/2031(B)	10,232	423
FHLMC Multifamily Structured Pass-Through Certificates, Ser K737, Cl X1, IO
0.637%, 10/25/2026(B)	23,626	602
FHLMC Multifamily Structured Pass-Through Certificates, Ser K742, Cl X1, IO
0.779%, 03/25/2028(B)	7,593	282
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF35, Cl A
0.451%, VAR ICE LIBOR USD 1 Month + 0.350%, 08/25/2024	2,121	2,122
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF60, Cl A
0.591%, VAR ICE LIBOR USD 1 Month + 0.490%, 02/25/2026	4,085	4,098
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF62, Cl A
0.581%, VAR ICE LIBOR USD 1 Month + 0.480%, 04/25/2026	7,335	7,369
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF72, Cl A
0.601%, VAR ICE LIBOR USD 1 Month + 0.500%, 10/25/2026	4,438	4,459
FHLMC REMIC, Ser 2003-2571, Cl FY
0.856%, VAR ICE LIBOR USD 1 Month + 0.750%, 12/15/2032	2,439	2,488
FHLMC REMIC, Ser 2006-3148, Cl CF
0.506%, VAR ICE LIBOR USD 1 Month + 0.400%, 02/15/2034	101	102
FHLMC REMIC, Ser 2006-3153, Cl FX
0.456%, VAR ICE LIBOR USD 1 Month + 0.350%, 05/15/2036	73	73
FHLMC REMIC, Ser 2006-3174, Cl FA
0.406%, VAR ICE LIBOR USD 1 Month + 0.300%, 04/15/2036	1,454	1,458
FHLMC REMIC, Ser 2006-3219, Cl EF
0.506%, VAR ICE LIBOR USD 1 Month + 0.400%, 04/15/2032	2,103	2,118
FHLMC REMIC, Ser 2007-3339, Cl HF
0.626%, VAR ICE LIBOR USD 1 Month + 0.520%, 07/15/2037	2,108	2,138

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2010-3628, Cl PJ
4.500%, 01/15/2040	$880	$950
FHLMC REMIC, Ser 2011-3788, Cl FA
0.636%, VAR ICE LIBOR USD 1 Month + 0.530%, 01/15/2041	3,108	3,155
FHLMC REMIC, Ser 2011-3795, Cl EB
2.500%, 10/15/2039	18	18
FHLMC REMIC, Ser 2011-3930, Cl AI, IO
3.500%, 09/15/2026	216	11
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	296	15
FHLMC REMIC, Ser 2012-4030, Cl FD
0.456%, VAR ICE LIBOR USD 1 Month + 0.350%, 02/15/2041	406	406
FHLMC REMIC, Ser 2012-4032, Cl CI, IO
3.500%, 06/15/2026	128	1
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	449	11
FHLMC REMIC, Ser 2012-4083, Cl DI, IO
4.000%, 07/15/2027	182	11
FHLMC REMIC, Ser 2012-4114, Cl MB
3.000%, 10/15/2032	3,000	3,124
FHLMC REMIC, Ser 2012-4117, Cl P
1.250%, 07/15/2042	2,080	2,055
FHLMC REMIC, Ser 2012-4142, Cl PT
1.250%, 12/15/2027	1,700	1,693
FHLMC REMIC, Ser 2012-4146, Cl AB
1.125%, 12/15/2027	1,940	1,925
FHLMC REMIC, Ser 2013-4170, Cl QI, IO
3.000%, 05/15/2032	503	21
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	506	25
FHLMC REMIC, Ser 2013-4178, Cl MI, IO
2.500%, 03/15/2028	301	14
FHLMC REMIC, Ser 2013-4178, Cl BI, IO
3.000%, 03/15/2033	461	41
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	278	15
FHLMC REMIC, Ser 2013-4195, Cl AI, IO
3.000%, 04/15/2028	779	48
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	449	25
FHLMC REMIC, Ser 2013-4220, Cl IE, IO
4.000%, 06/15/2028	290	16
FHLMC REMIC, Ser 2013-4223, Cl AL
3.000%, 08/15/2042	1,304	1,310
FHLMC REMIC, Ser 2013-4247, Cl LA
3.000%, 03/15/2043	2,380	2,437
FHLMC REMIC, Ser 2014-4340, Cl MI, IO
4.500%, 02/15/2027	1,589	96
FHLMC REMIC, Ser 2014-4419, Cl CW
2.500%, 10/15/2037	4,001	4,069

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2015-4471, Cl GA
3.000%, 02/15/2044	$1,371	$1,396
FHLMC REMIC, Ser 2015-4484, Cl Cl, IO
4.000%, 07/15/2030	621	57
FHLMC REMIC, Ser 2016-4558, Cl DC
3.000%, 07/15/2043	946	953
FHLMC REMIC, Ser 2016-4620, Cl IO, IO
5.000%, 09/15/2033	689	108
FHLMC REMIC, Ser 2017-4650, Cl LP
3.000%, 09/15/2045	659	673
FHLMC REMIC, Ser 2017-4661, Cl HA
3.000%, 05/15/2043	1,991	2,020
FHLMC REMIC, Ser 2017-4664, Cl HA
3.500%, 08/15/2043	4,035	4,109
FHLMC REMIC, Ser 2017-4673, Cl HA
3.500%, 11/15/2043	2,712	2,757
FHLMC REMIC, Ser 2017-4709, Cl AB
3.000%, 08/15/2047	819	847
FHLMC REMIC, Ser 2018-4820, Cl JI, IO
5.000%, 02/15/2048	837	167
FHLMC REMIC, Ser 2020-4978, Cl MI, IO
4.000%, 05/25/2040	2,683	331
FHLMC REMIC, Ser 2020-5048, Cl A
1.000%, 06/15/2044	5,653	5,577
FHLMC Structured Pass-Through Certificates, Ser 2002-42, Cl A5
7.500%, 02/25/2042	218	258
FHLMC, Ser 2013-303, Cl C2, IO
3.500%, 01/15/2028	1,122	69
FHLMC, Ser 2013-303, Cl C16, IO
3.500%, 01/15/2043	2,158	332
FNMA
7.000%, 06/01/2037	3	4
6.500%, 05/01/2026 to 01/01/2036	67	73
6.000%, 02/01/2023 to 09/01/2024	85	86
5.500%, 09/01/2022 to 06/01/2038	150	170
4.500%, 04/01/2026 to 10/01/2031	997	1,068
4.000%, 05/01/2026 to 04/01/2042	5,106	5,426
3.850%, 01/01/2024	528	546
3.750%, 06/01/2022 to 09/01/2023	3,002	3,054
3.650%, 08/01/2023	94	97
3.500%, 12/01/2034 to 02/01/2045	6,647	7,003
3.100%, 01/01/2026	4,000	4,192
3.090%, 07/01/2022(B)	70	70
3.070%, 06/01/2027	930	972
3.000%, 09/01/2027 to 11/01/2036	5,588	5,789
2.970%, 12/01/2022	3,212	3,244
2.960%, 01/01/2027	1,185	1,241
2.960%, 04/01/2022(B)	156	156
2.830%, 06/01/2022	160	160
2.740%, 04/01/2022	108	108
2.580%, 08/01/2022	2,059	2,061

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
2.570%, 01/01/2023	$1,775	$1,788
2.540%, 03/01/2023	578	584
2.500%, 10/01/2031	2,634	2,707
2.360%, 04/01/2022	4,600	4,599
2.299%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.240%, 08/01/2029	65	65
2.280%, 11/01/2022	1,099	1,104
2.150%, 05/01/2022	4,298	4,297
2.050%, 11/01/2023	1,189	1,201
2.045%, 05/01/2028	2	2
1.974%, VAR ICE LIBOR USD 6 Month + 1.824%, 09/01/2024	54	54
1.721%, VAR ICE LIBOR USD 6 Month + 1.595%, 08/01/2027 to 12/01/2029	39	39
0.451%, VAR ICE LIBOR USD 1 Month + 0.350%, 01/01/2023	665	664
FNMA Interest, Ser 2009-397, Cl 6
2.000%, 09/25/2039	992	986
FNMA Interest, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	544	27
FNMA Interest, Ser 2013-418, Cl C16, IO
4.500%, 08/25/2043	2,471	407
FNMA REMIC, Ser 1992-61, Cl FA
0.758%, VAR ICE LIBOR USD 1 Month + 0.650%, 10/25/2022	–	–
FNMA REMIC, Ser 1993-32, Cl H
6.000%, 03/25/2023	1	1
FNMA REMIC, Ser 1993-5, Cl Z
6.500%, 02/25/2023	–	–
FNMA REMIC, Ser 1994-77, Cl FB
1.608%, VAR ICE LIBOR USD 1 Month + 1.500%, 04/25/2024	–	–
FNMA REMIC, Ser 2002-53, Cl FK
0.508%, VAR ICE LIBOR USD 1 Month + 0.400%, 04/25/2032	48	48
FNMA REMIC, Ser 2006-76, Cl QF
0.508%, VAR ICE LIBOR USD 1 Month + 0.400%, 08/25/2036	245	247
FNMA REMIC, Ser 2006-79, Cl DF
0.458%, VAR ICE LIBOR USD 1 Month + 0.350%, 08/25/2036	193	194
FNMA REMIC, Ser 2007-47, Cl DA
5.600%, 05/25/2037	251	282
FNMA REMIC, Ser 2007-64, Cl FB
0.478%, VAR ICE LIBOR USD 1 Month + 0.370%, 07/25/2037	1,431	1,447
FNMA REMIC, Ser 2008-16, Cl FA
0.808%, VAR ICE LIBOR USD 1 Month + 0.700%, 03/25/2038	743	760

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2009-110, Cl FD
0.858%, VAR ICE LIBOR USD 1 Month + 0.750%, 01/25/2040	$3,102	$3,171
FNMA REMIC, Ser 2009-112, Cl FM
0.858%, VAR ICE LIBOR USD 1 Month + 0.750%, 01/25/2040	1,996	2,043
FNMA REMIC, Ser 2009-82, Cl FC
1.028%, VAR ICE LIBOR USD 1 Month + 0.920%, 10/25/2039	2,345	2,413
FNMA REMIC, Ser 2009-82, Cl FD
0.958%, VAR ICE LIBOR USD 1 Month + 0.850%, 10/25/2039	2,907	2,984
FNMA REMIC, Ser 2010-4, Cl PL
4.500%, 02/25/2040	767	815
FNMA REMIC, Ser 2010-56, Cl AF
0.652%, VAR ICE LIBOR USD 1 Month + 0.550%, 06/25/2040	1,953	1,953
FNMA REMIC, Ser 2012-103, Cl HB
1.500%, 09/25/2027	2,208	2,206
FNMA REMIC, Ser 2012-111, Cl NI, IO
3.500%, 10/25/2027	695	47
FNMA REMIC, Ser 2012-140, Cl PA
2.000%, 12/25/2042	3,240	3,185
FNMA REMIC, Ser 2012-27, Cl PI, IO
4.500%, 02/25/2042	2,239	239
FNMA REMIC, Ser 2012-43, Cl AI, IO
3.500%, 04/25/2027	3,238	194
FNMA REMIC, Ser 2012-47, Cl QI, IO
5.502%, 05/25/2042(B)	91	9
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	413	26
FNMA REMIC, Ser 2012-70, Cl IW, IO
3.000%, 02/25/2027	804	30
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	362	21
FNMA REMIC, Ser 2012-97, Cl JI, IO
3.000%, 07/25/2027	965	45
FNMA REMIC, Ser 2012-98, Cl BI, IO
6.000%, 01/25/2042	1,430	176
FNMA REMIC, Ser 2013-10, Cl YA
1.250%, 02/25/2028	2,890	2,879
FNMA REMIC, Ser 2013-12, Cl P
1.750%, 11/25/2041	598	599
FNMA REMIC, Ser 2013-121, Cl FA
0.508%, VAR ICE LIBOR USD 1 Month + 0.400%, 12/25/2043	14,602	14,723
FNMA REMIC, Ser 2013-130, Cl FQ
0.308%, VAR ICE LIBOR USD 1 Month + 0.200%, 06/25/2041	2,701	2,701
FNMA REMIC, Ser 2013-4, Cl CB
1.250%, 02/25/2028	2,883	2,860
FNMA REMIC, Ser 2013-4, Cl JB
1.250%, 02/25/2028	1,713	1,700

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2013-41, Cl A
1.750%, 05/25/2040	$827	$828
FNMA REMIC, Ser 2013-9, Cl PT
1.250%, 02/25/2028	1,522	1,511
FNMA REMIC, Ser 2013-98, Cl ZA
4.500%, 09/25/2043	6,610	7,321
FNMA REMIC, Ser 2014-50, Cl SC, IO
1.613%, 08/25/2044(B)	1,432	77
FNMA REMIC, Ser 2015-21, Cl WI, IO
1.691%, 04/25/2055(B)	1,160	56
FNMA REMIC, Ser 2015-41, Cl AG
3.000%, 09/25/2034	950	968
FNMA REMIC, Ser 2015-42, Cl AI, IO
1.608%, 06/25/2055(B)	1,369	72
FNMA REMIC, Ser 2015-5, Cl CP
3.000%, 06/25/2043	1,303	1,339
FNMA REMIC, Ser 2015-68, Cl JI, IO
3.500%, 08/25/2030	241	17
FNMA REMIC, Ser 2015-68, Cl HI, IO
3.500%, 09/25/2035	530	54
FNMA REMIC, Ser 2015-75, Cl DB
3.000%, 08/25/2035	2,191	2,250
FNMA REMIC, Ser 2016-25, Cl A
3.000%, 11/25/2042	438	443
FNMA REMIC, Ser 2016-3, Cl JI, IO
3.500%, 02/25/2031	396	22
FNMA REMIC, Ser 2016-42, Cl DA
3.000%, 07/25/2045	586	600
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	529	89
FNMA REMIC, Ser 2017-15, Cl BC
3.250%, 11/25/2043	2,742	2,790
FNMA REMIC, Ser 2017-34, Cl JK
3.000%, 05/25/2047	727	738
FNMA REMIC, Ser 2017-35, Cl AH
3.500%, 04/25/2053	2,406	2,445
FNMA REMIC, Ser 2017-47, Cl AB
2.500%, 10/25/2041	3,755	3,786
FNMA REMIC, Ser 2017-68, Cl IB, IO
4.500%, 09/25/2047	2,435	320
FNMA REMIC, Ser 2017-68, Cl BI, IO
6.000%, 09/25/2047	1,148	240
FNMA REMIC, Ser 2018-13, Cl MP
3.500%, 12/25/2057	3,302	3,451
FNMA REMIC, Ser 2018-77, Cl PA
3.500%, 02/25/2048	576	590
FNMA REMIC, Ser 2019-6, Cl GJ
3.000%, 02/25/2049	1,382	1,423
FNMA REMIC, Ser 2020-26, Cl IA, IO
3.500%, 11/25/2039	4,533	502
FNMA REMIC, Ser 2020-26, Cl AI, IO
3.000%, 04/25/2033	3,560	233

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2020-4, Cl AP
2.500%, 02/25/2050	$2,202	$2,191
FNMA, Ser 2017-M13, Cl FA
0.503%, VAR ICE LIBOR USD 1 Month + 0.400%, 10/25/2024	321	321
FNMA, Ser 2018- M12, Cl FA
0.503%, VAR ICE LIBOR USD 1 Month + 0.400%, 08/25/2025	295	295
FNMA, Ser 2019-M21, Cl X1, IO
1.438%, 05/25/2029(B)	14,473	1,283
GNMA
6.500%, 12/15/2037 to 02/20/2039	142	158
6.000%, 01/15/2024 to 06/15/2041	2,504	2,860
5.500%, 10/15/2034 to 02/15/2041	1,167	1,341
5.000%, 09/15/2039 to 04/15/2041	644	736
4.500%, 09/20/2049	2,041	2,148
4.000%, 07/15/2041 to 08/15/2041	63	70
3.500%, 06/20/2046	2,367	2,482
GNMA, Ser 2003-86, Cl ZD
5.500%, 10/20/2033	2,515	2,745
GNMA, Ser 2010-116, Cl GW
3.000%, 12/20/2039	451	453
GNMA, Ser 2010-26, Cl JI, IO
5.000%, 02/16/2040	1,647	297
GNMA, Ser 2010-57, Cl TI, IO
5.000%, 05/20/2040	775	151
GNMA, Ser 2010-68, Cl WA
3.000%, 12/16/2039	1,344	1,378
GNMA, Ser 2011-131, Cl PC
3.500%, 12/20/2040	139	140
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	2,232	342
GNMA, Ser 2012-36, Cl AB
3.000%, 10/20/2040	461	472
GNMA, Ser 2012-51, Cl AB
1.500%, 07/20/2040	38	38
GNMA, Ser 2012-51, Cl GI, IO
3.500%, 07/20/2040	347	16
GNMA, Ser 2012-84, Cl TE
1.500%, 03/20/2042	1,864	1,851
GNMA, Ser 2013-129, Cl AF
0.504%, VAR ICE LIBOR USD 1 Month + 0.400%, 10/20/2039	3,849	3,865
GNMA, Ser 2013-166, Cl DA
3.500%, 06/20/2040	473	489
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	426	49
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	423	70
GNMA, Ser 2013-51, Cl IB, IO
3.500%, 03/20/2027	453	27

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2014-4, Cl BI, IO
4.000%, 01/20/2044	$176	$29
GNMA, Ser 2014-46, Cl IO, IO
5.000%, 03/16/2044	729	118
GNMA, Ser 2014-55, Cl LB
2.500%, 10/20/2040	254	259
GNMA, Ser 2014-56, Cl BP
2.500%, 12/16/2039	1,262	1,282
GNMA, Ser 2015-119, Cl ND
2.500%, 12/20/2044	2,540	2,560
GNMA, Ser 2015-126, Cl HI, IO
4.000%, 12/16/2026	113	5
GNMA, Ser 2015-126, Cl GI, IO
3.500%, 02/16/2027	185	10
GNMA, Ser 2015-132, Cl EI, IO
6.000%, 09/20/2045	1,274	253
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	1,021	131
GNMA, Ser 2015-17, Cl BI, IO
3.500%, 05/20/2043	152	22
GNMA, Ser 2015-185, Cl GI, IO
3.500%, 02/20/2041	498	14
GNMA, Ser 2015-40, Cl PA
2.000%, 04/20/2044	1,683	1,683
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	714	121
GNMA, Ser 2015-63, Cl PB
1.750%, 09/20/2043	219	219
GNMA, Ser 2016-126, Cl KI, IO
3.000%, 09/20/2028	434	24
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	1,499	184
GNMA, Ser 2016-23, Cl CI, IO
3.500%, 04/20/2042	1,094	67
GNMA, Ser 2016-42, Cl EI, IO
6.000%, 02/20/2046	1,123	172
GNMA, Ser 2016-49, Cl PI, IO
4.500%, 11/16/2045	1,582	248
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	1,804	98
GNMA, Ser 2017-107, Cl JI, IO
4.000%, 03/20/2047	1,331	162
GNMA, Ser 2017-134, Cl BI, IO
5.000%, 09/16/2047	273	53
GNMA, Ser 2017-2, Cl AI, IO
5.000%, 01/16/2047	363	70
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	1,243	206
GNMA, Ser 2017-26, Cl IB, IO
5.500%, 02/20/2047	768	133
GNMA, Ser 2017-26, Cl KI, IO
6.000%, 09/20/2040	1,472	277

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2017-95, Cl PG
2.500%, 12/20/2045	$769	$775
GNMA, Ser 2018-127, Cl PB
3.000%, 09/20/2047	2,313	2,364
GNMA, Ser 2018-72, Cl ID, IO
4.500%, 08/20/2045	3,278	540
GNMA, Ser 2019-43, Cl IA, IO
4.500%, 05/20/2048	1,941	285
GNMA, Ser 2019-5, Cl JI, IO
5.000%, 07/16/2044	1,587	268
GNMA, Ser 2020-17, Cl EI, IO
5.000%, 02/20/2050	2,599	445
GNMA, Ser 2020-47, Cl AC
1.500%, 04/16/2050	5,308	5,154
UMBS TBA
4.500%, 12/01/2039 - 02/15/2051	(3,057)	(3,134)
2.500%-3.500%, 02/15/2027 - 02/15/2051	1,841	2,618
1.500%, 02/15/2036	(13,925)	(13,703)

		257,717
Non-Agency Mortgage-Backed Obligations — 2.1%
Seasoned Credit Risk Transfer Trust, Ser 2018-2, Cl MA
3.500%, 11/25/2057	401	411
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl MA
2.000%, 11/25/2059	894	893
Seasoned Credit Risk Transfer Trust, Ser 2021-2, Cl TT
2.000%, 11/25/2060	11,971	11,854
Seasoned Credit Risk Transfer Trust, Ser 2021-3, Cl TT
2.000%, 03/25/2061	1,978	1,968

		15,126
Total Mortgage-Backed Securities
(Cost $274,862) ($ Thousands)		272,843

REPURCHASE AGREEMENTS — 4.2%
BNP Paribas
0.050%, dated 01/31/2022 to be repurchased on 02/01/2022, repurchase price $17,800,025 (collateralized by U.S. Government obligations, ranging in par value $100 - $13,073,600, 0.000% - 3.750%, 02/24/2022 – 01/01/2052; with total market value $18,156,000) (C)	17,800	17,800

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
REPURCHASE AGREEMENTS (continued)
Deutsche Bank
0.050%, dated 01/31/2022 to be repurchased on 02/01/2022, repurchase price $12,300,017 collateralized by a U.S. Government obligation, par value $12,450,700, 2.000%, 07/31/2022; with total market value $12,546,072) (C)	$12,300	$12,300

Total Repurchase Agreements
(Cost $30,100) ($ Thousands)		30,100

Total Investments in Securities — 92.6%
(Cost $677,219) ($ Thousands)		$671,059

A list of the open futures contracts held by the Fund at January 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 2-Year Treasury Note	1,027	Mar-2022	$224,115	$222,506	$(1,609)
U.S. Ultra Long Treasury Bond	6	Mar-2022	1,159	1,134	(26)
			225,274	223,640	(1,635)
Short Contracts
U.S. 5-Year Treasury Note	(115)	Mar-2022	$(13,841)	$(13,708)	$132
U.S. 10-Year Treasury Note	(18)	Mar-2022	(2,341)	(2,304)	38
Ultra 10-Year U.S. Treasury Note	(28)	Mar-2022	(4,108)	(3,999)	109
			(20,290)	(20,011)	279
			$204,984	$203,629	$(1,356)

For the year ended January 31, 2022, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $724,913 ($ Thousands).
(A)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.
(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Tri-Party Repurchase Agreement.

Cl — Class
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
ICE – Intercontinental Exchange
IO — Interest Only - face amount represents notional amount
LIBOR – London Interbank Offered Rate
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series
TBA — To Be Announced
UMBS — Uniform Mortgage Backed Securities
USD — U.S. Dollar
VAR – Variable Rate

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

Short-Duration Government Fund (Concluded)

The following is a summary of the inputs used as of January 31, 2022, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	368,116	–	368,116
Mortgage-Backed Securities	–	272,843	–	272,843
Repurchase Agreements	–	30,100	–	30,100
Total Investments in Securities	–	671,059	–	671,059

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	279	–	–	279
Unrealized Depreciation	(1,635)	–	–	(1,635)
Total Other Financial Instruments	(1,356)	–	–	(1,356)

* Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For the year ended January 31, 2022, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

GNMA Fund

†	Percentages are based on total investments.

-

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 97.6%
Agency Mortgage-Backed Obligations — 96.8%
FHLMC
3.650%, 04/01/2030	$307	$339
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1520, Cl X1, IO
0.472%, 02/25/2036(A)	603	31
FHLMC Multifamily Structured Pass-Through Certificates, Ser K066, Cl X1, IO
0.750%, 06/25/2027(A)	1,643	58
FHLMC Multifamily Structured Pass-Through Certificates, Ser K110, Cl X1, IO
1.697%, 04/25/2030(A)	1,147	134
FHLMC Multifamily Structured Pass-Through Certificates, Ser K116, Cl X1, IO
1.426%, 07/25/2030(A)	1,322	134
FHLMC Multifamily Structured Pass-Through Certificates, Ser K118, Cl X1, IO
0.960%, 09/25/2030(A)	1,519	108
FHLMC Multifamily Structured Pass-Through Certificates, Ser K123, Cl X1, IO
0.775%, 12/25/2030(A)	2,322	136
FHLMC Multifamily Structured Pass-Through Certificates, Ser K125, Cl X1, IO
0.585%, 01/25/2031(A)	2,995	136
FHLMC Multifamily Structured Pass-Through Certificates, Ser K128, Cl X1, IO
0.529%, 03/25/2031(A)	1,349	56
FHLMC Multifamily Structured Pass-Through Certificates, Ser K737, Cl X1, IO
0.637%, 10/25/2026(A)	2,153	55
FHLMC REMIC, Ser 2011-3930, Cl AI, IO
3.500%, 09/15/2026	144	7
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	198	10
FHLMC REMIC, Ser 2012-4032, Cl CI, IO
3.500%, 06/15/2026	85	1
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	290	7
FHLMC REMIC, Ser 2013-4166, Cl PI, IO
3.500%, 03/15/2041	188	10
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	335	17
FHLMC REMIC, Ser 2013-4178, Cl MI, IO
2.500%, 03/15/2028	208	10
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	193	10

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	$292	$16
FHLMC REMIC, Ser 2013-4247, Cl LA
3.000%, 03/15/2043	312	319
FHLMC REMIC, Ser 2015-4446, Cl BI, IO
6.500%, 04/15/2039	229	49
FHLMC REMIC, Ser 2015-4484, Cl Cl, IO
4.000%, 07/15/2030	390	36
FHLMC REMIC, Ser 2016-4624, Cl BI, IO
5.500%, 04/15/2036	148	26
FHLMC REMIC, Ser 2016-4636, Cl BI, IO
5.500%, 05/15/2040	237	51
FHLMC REMIC, Ser 2017-4731, Cl LB
3.000%, 11/15/2047	167	171
FHLMC REMIC, Ser 2018-4820, Cl JI, IO
5.000%, 02/15/2048	75	15
FHLMC REMIC, Ser 2020-4978, Cl MI, IO
4.000%, 05/25/2040	250	31
FHLMC, Ser 2014-324, Cl C18, IO
4.000%, 12/15/2033	319	37
FNMA
8.000%, 07/01/2025 to 09/01/2028	12	12
7.000%, 08/01/2029 to 09/01/2032	21	21
6.500%, 09/01/2032	23	26
3.260%, 06/01/2027	173	184
3.230%, 02/01/2027	138	146
FNMA Interest, Ser 2007-379, Cl 1, PO
0.000%, 05/25/2037(B)	562	513
FNMA Interest, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	68	3
FNMA Interest, Ser 2012-410, Cl C8, IO
4.000%, 04/25/2032	381	41
FNMA REMIC, Ser 1992-105, Cl B
7.000%, 06/25/2022	–	–
FNMA REMIC, Ser 2010-126, Cl NI, IO
5.500%, 11/25/2040	198	30
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	51	3
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	257	15
FNMA REMIC, Ser 2012-98, Cl BI, IO
6.000%, 01/25/2042	140	17
FNMA REMIC, Ser 2014-68, Cl ID, IO
3.500%, 03/25/2034	441	26
FNMA REMIC, Ser 2015-21, Cl WI, IO
1.691%, 04/25/2055(A)	145	7
FNMA REMIC, Ser 2016-3, Cl JI, IO
3.500%, 02/25/2031	51	3
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	66	11
FNMA REMIC, Ser 2017-110, Cl PB
3.000%, 02/25/2057	79	81

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

GNMA Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2017-68, Cl IB, IO
4.500%, 09/25/2047	$194	$25
FNMA REMIC, Ser 2018-13, Cl MP
3.500%, 12/25/2057	336	351
FNMA REMIC, Ser 2018-25, Cl AL
3.500%, 04/25/2048	49	51
FNMA REMIC, Ser 2019-31, Cl CB
3.000%, 07/25/2049	300	316
FNMA REMIC, Ser 2019-9, Cl CL
3.500%, 04/25/2048	652	687
FNMA REMIC, Ser 2020-26, Cl IA, IO
3.500%, 11/25/2039	396	44
FNMA TBA
4.000%, 03/20/2040 - 02/15/2051	2,648	2,825
FNMA, Ser 2019-M21, Cl X1, IO
1.438%, 05/25/2029(A)	1,338	119
FNMA, Ser 2020-M2, Cl X, IO
0.328%, 01/25/2030(A)	880	16
GNMA
8.000%, 06/15/2022 to 03/15/2032	61	61
7.750%, 10/15/2026	10	11
7.500%, 02/15/2027 to 10/15/2035	45	50
7.250%, 01/15/2028	8	8
7.000%, 03/15/2032 to 07/15/2033	–	–
6.500%, 10/15/2023 to 10/15/2038	185	212
6.000%, 12/15/2027 to 12/15/2040	469	528
5.000%, 10/15/2033 to 01/20/2045	94	105
4.500%, 08/15/2033 to 08/20/2049	2,462	2,676
4.000%, 01/15/2041(C)	346	380
4.000%, 06/15/2040 to 03/20/2048	1,416	1,540
3.875%, 05/15/2042 to 08/15/2042	946	1,030
3.500%, 03/20/2041 to 12/20/2050	9,639	10,129
3.000%, 10/15/2042 to 01/20/2052	11,571	11,907
2.500%, 07/20/2045 to 12/20/2051	8,189	8,255
GNMA TBA
5.000%, 01/15/2033 - 01/15/2053	550	681
3.000%, 02/01/2045 - 03/15/2051	900	920
2.000%, 08/20/2050 - 02/15/2052	17,905	17,834
GNMA, Ser 2010-26, Cl JI, IO
5.000%, 02/16/2040	324	59
GNMA, Ser 2010-57, Cl TI, IO
5.000%, 05/20/2040	348	68
GNMA, Ser 2011-131, Cl PZ
3.500%, 12/20/2040	298	308
GNMA, Ser 2012-113, Cl BZ
3.000%, 09/16/2042	214	217
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	273	42
GNMA, Ser 2012-140, Cl LD
1.750%, 10/20/2042	419	414
GNMA, Ser 2012-51, Cl GI, IO
3.500%, 07/20/2040	231	10

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2012-69, Cl AI, IO
4.500%, 05/16/2027	$76	$3
GNMA, Ser 2012-91, Cl NC
3.000%, 05/20/2042	328	338
GNMA, Ser 2013-149, Cl LZ
2.500%, 10/20/2043	48	48
GNMA, Ser 2013-169, Cl ZK
2.500%, 11/20/2043	54	55
GNMA, Ser 2013-187, Cl PE
2.000%, 09/20/2043	404	404
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	279	32
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	280	47
GNMA, Ser 2013-79, Cl BZ
3.000%, 05/20/2043	357	376
GNMA, Ser 2013-99, Cl AX
3.000%, 07/20/2043	74	76
GNMA, Ser 2014-119, Cl ZK
3.500%, 08/16/2044	340	362
GNMA, Ser 2014-122, Cl IP, IO
3.500%, 08/16/2029	371	26
GNMA, Ser 2014-133, Cl EP
3.500%, 09/20/2044	251	261
GNMA, Ser 2014-144, Cl BI, IO
3.000%, 09/16/2029	118	8
GNMA, Ser 2014-21, Cl DI, IO
4.000%, 04/16/2026	374	17
GNMA, Ser 2014-72, Cl ML
3.500%, 03/20/2044	402	415
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	486	62
GNMA, Ser 2015-168, Cl MI, IO
5.500%, 10/20/2037	393	58
GNMA, Ser 2015-17, Cl BI, IO
3.500%, 05/20/2043	399	57
GNMA, Ser 2015-18, Cl IC, IO
3.500%, 02/16/2030	295	21
GNMA, Ser 2015-185, Cl GI, IO
3.500%, 02/20/2041	329	10
GNMA, Ser 2015-24, Cl CI, IO
3.500%, 02/20/2045	168	23
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	368	62
GNMA, Ser 2015-62, Cl CI, IO
4.500%, 05/20/2045	191	29
GNMA, Ser 2015-63, Cl PB
1.750%, 09/20/2043	65	65
GNMA, Ser 2015-84, Cl IO, IO
3.500%, 05/16/2042	268	45
GNMA, Ser 2016-126, Cl KI, IO
3.000%, 09/20/2028	290	16

SEI Daily Income Trust / Annual Report / January 31, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2016-136, Cl PJ
3.500%, 01/20/2046	$364	$393
GNMA, Ser 2016-136, Cl A
3.000%, 07/20/2044	565	573
GNMA, Ser 2016-161, Cl GI, IO
5.000%, 11/16/2046	157	26
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	388	48
GNMA, Ser 2016-18, Cl TA
2.000%, 10/20/2044	290	286
GNMA, Ser 2016-23, Cl CI, IO
3.500%, 04/20/2042	716	44
GNMA, Ser 2016-42, Cl EI, IO
6.000%, 02/20/2046	300	46
GNMA, Ser 2016-49, Cl PZ
3.000%, 11/16/2045	230	238
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	740	40
GNMA, Ser 2017-107, Cl JI, IO
4.000%, 03/20/2047	451	55
GNMA, Ser 2017-130, Cl IO, IO
4.500%, 02/20/2040	197	30
GNMA, Ser 2017-134, Cl CG
2.500%, 09/20/2047	80	79
GNMA, Ser 2017-134, Cl BI, IO
5.000%, 09/16/2047	123	24
GNMA, Ser 2017-182, Cl LZ
3.000%, 12/20/2047	141	142
GNMA, Ser 2017-19, Cl AY
3.000%, 02/20/2047	436	462
GNMA, Ser 2017-2, Cl AI, IO
5.000%, 01/16/2047	234	45
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	362	60
GNMA, Ser 2018-72, Cl ID, IO
4.500%, 08/20/2045	275	45
GNMA, Ser 2018-77, Cl JY
3.500%, 06/20/2048	246	257
GNMA, Ser 2019-43, Cl IA, IO
4.500%, 05/20/2048	166	24
GNMA, Ser 2020-17, Cl EI, IO
5.000%, 02/20/2050	212	36
GNMA, Ser 2020-74, Cl IC, IO
3.000%, 05/20/2035	744	45

		70,942
Non-Agency Mortgage-Backed Obligations — 0.8%
Seasoned Credit Risk Transfer Trust, Ser 2018-2, Cl MA
3.500%, 11/25/2057	321	328

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Seasoned Credit Risk Transfer Trust, Ser 2019-3, Cl MT
3.500%, 10/25/2058	$225	$234

		562
Total Mortgage-Backed Securities
(Cost $71,770) ($ Thousands)		71,504

REPURCHASE AGREEMENTS — 5.6%
BNP Paribas
0.050%, dated 01/31/2022 to be repurchased on 02/01/2022, repurchase price $3,000,004 (collateralized by U.S. Government obligations, ranging in par value $1,000 - $18,051,833, 2.000% - 7.000%, 01/01/2036 – 12/01/2051; with total market value $3,060,000) (D)	3,000	3,000
Deutsche Bank
0.050%, dated 01/31/2022 to be repurchased on 02/01/2022, repurchase price $1,100,002 collateralized by a U.S. Government obligation, par value $6,771,486, 3.500%, 07/20/2045; with total market value $1,122,000) (D)	1,100	1,100

Total Repurchase Agreements
(Cost $4,100) ($ Thousands)		4,100

Total Investments in Securities — 103.2%
(Cost $75,870) ($ Thousands)		$75,604

SEI Daily Income Trust / Annual Report / January 31, 2022

SCHEDULE OF INVESTMENTS

January 31, 2022

GNMA Fund (Concluded)

A list of the open futures contracts held by the Fund at January 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 5-Year Treasury Note	15	Mar-2022	$1,813	$1,788	$(24)
U.S. 10-Year Treasury Note	6	Mar-2022	766	768	2
U.S. Long Treasury Bond	4	Mar-2022	624	622	(2)
			3,203	3,178	(24)
Short Contracts
U.S. 2-Year Treasury Note	(3)	Mar-2022	$(649)	$(650)	$(1)

			$2,554	$2,528	$(25)

For the year ended January 31, 2022, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $73,277 ($ Thousands).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	Zero coupon security.
(C)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.
(D)	Tri-Party Repurchase Agreement.

Cl — Class
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
IO — Interest Only - face amount represents notional amount
PO — Principal Only
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series
TBA — To Be Announced

The following is a summary of the inputs used as of January 31, 2022, in valuing the Fund’s investments and other financial instruments carried at value ($Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	71,504	–	71,504
Repurchase Agreements	–	4,100	–	4,100
Total Investments in Securities	–	75,604	–	75,604

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	2	–	–	2
Unrealized Depreciation	(27)	–	–	(27)
Total Other Financial Instruments	(25)	–	–	(25)

* Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For the year ended January 31, 2022, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2022

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

January 31, 2022

	Government Fund
Assets:
Investments, at value†	$4,990,123
Repurchase agreements†	4,305,000
Cash	187,771
Interest receivable	547
Receivable for investment securities sold	—
Receivable for fund shares sold	—
Tax reclaim receivable	—
Receivable for variation margin	—
Prepaid expenses	118
Total Assets	9,483,559
Liabilities:
Payable for investment securities purchased	251,879
Investment advisory fees payable	494
Income distribution payable	32
Chief Compliance Officer fees payable	17
Shareholder servicing fees payable	—
Administration fees payable	—
Payable for fund shares redeemed	—
Payable for variation margin	—
Accrued expense payable	311
Total Liabilities	252,733
Net Assets	$9,230,826
† Cost of investments and repurchase agreements	$9,295,123
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$9,230,836
Total Distributable Loss	(10)
Net Assets	$9,230,826
Net Asset Value, Offering and Redemption Price Per Share — Class F	$1.00
	($9,215,975,056 ÷ 9,216,082,043 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class CAA	$1.00
	($14,850,454 ÷ 14,844,038 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	N/A

Amounts designated as "—" are $0 or have been rounded to $0.

N/A — Not applicable.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2022

Government II Fund		Treasury II Fund		Ultra Short Duration Bond Fund		Short-Duration Government Fund		GNMA Fund

$2,764,251		$427,726		$346,491		$640,959		$71,504
—		—		4,900		30,100		4,100
17,154		29,680		1,605		91		59
1,022		71		543		1,507		238
6,464		1,010		440		57,480		32,668
—		—		131		260		1
—		—		6		—		—
—		—		1		24		1
36		5		2		5		1
2,788,927		458,492		354,119		730,426		108,572

181,946		28,251		2,850		4,513		35,170
108		15		29		52		6
16		1		21		88		12
6		1		1		1		—
—		—		19		92		16
2		—		39		121		13
—		—		176		598		50
—		—		—		8		1
132		16		52		40		27
182,210		28,284		3,187		5,513		35,295
$2,606,717		$430,208		$350,932		$724,913		$73,277
$2,764,251		$427,726		$352,884		$677,219		$75,870

$2,606,722		$430,214		$358,096		$741,956		$78,768
(5)		(6)		(7,164)		(17,043)		(5,491)
$2,606,717		$430,208		$350,932		$724,913		$73,277
$1.00		$1.00		$9.30		$10.29		$10.05
($2,606,716,552 ÷ 2,606,822,749 shares	)	($430,208,438 ÷ 430,395,588 shares	)	($285,650,728 ÷ 30,729,316 shares	)	($687,331,570 ÷ 66,786,635 shares	)	($71,215,594 ÷ 7,082,670 shares	)
N/A		N/A		N/A		N/A		N/A

N/A		N/A		$9.30		$10.29		$10.05
				($65,280,985 ÷ 7,022,797 shares	)	($37,581,133 ÷ 3,652,624 shares	)	($2,061,552 ÷ 205,041 shares	)

SEI Daily Income Trust / Annual Report / January 31, 2022

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended January 31, 2022

	Government Fund	Government II Fund
Investment Income:
Interest income	$6,334	$1,588
Total investment income	6,334	1,588
Expenses:
Administration fees	9,867	3,668
Shareholder servicing fees — Class F Shares	21,822	6,498
Shareholder servicing fees — Class CAA Shares	35	—
Investment advisory fees	5,696	1,819
Trustees' fees	171	49
Chief Compliance Officer fees	46	14
Printing fees	318	102
Custodian/Wire agent fees	240	73
Registration fees	143	61
Pricing fees	29	14
Other expenses	534	166
Total expenses	38,901	12,464
Less, waiver of:
Investment advisory fees	(1,847)	(1,018)
Administration fees	(9,736)	(3,619)
Shareholder servicing fees - Class F	(21,822)	(6,498)
Shareholder servicing fees - Class CAA	(35)	—
Net expenses	5,461	1,329
Net Investment Income (Loss)	873	259
Net Realized Gain (Loss) on/from:
Investments	152	59
Futures contracts	—	—
Net change in unrealized appreciation (depreciation) on/from:
Investments	—	—
Futures contracts	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,025	$318

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2022

Treasury II Fund	Ultra Short Duration Bond Fund	Short-Duration Government Fund	GNMA Fund

$209	$3,057	$5,374	$989
209	3,057	5,374	989

525	671	1,487	183
875	679	1,758	223
—	—	—	—
245	325	650	93
7	7	15	2
2	2	4	—
14	13	27	3
10	9	21	3
9	6	12	2
4	165	33	46
23	17	38	6
1,714	1,894	4,045	561

(144)	—	—	—
(481)	(212)	—	—
(875)	(462)	(568)	—
—	—	—	—
214	1,220	3,477	561
(5)	1,837	1,897	428

7	82	2,700	(710)
—	49	(1,419)	121

—	(2,877)	(14,703)	(2,310)
—	(97)	(1,970)	(99)
$2	$(1,006)	$(13,495)	$(2,570)

SEI Daily Income Trust / Annual Report / January 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

	Government Fund
	2022	2021
Operations:
Net investment Income (Loss)	$873	$18,002
Net realized gain on investments	152	324
Net increase in net assets resulting from operations	1,025	18,326
Distributions:
Class F	(1,040)	(18,357)
Class CAA	(1)	(40)
Total distributions	(1,041)	(18,397)
Capital Share Transactions (All at $1.00 per share)
Class F:
Proceeds from shares issued	70,338,851	69,494,407
Reinvestment of dividends & distributions	580	10,387
Cost of shares redeemed	(70,585,361)	(66,714,724)
Net increase (decrease) from Class F Transactions	(245,930)	2,790,070
Class CAA:
Proceeds from shares issued	26,143	20,100
Reinvestment of dividends & distributions	2	40
Cost of shares redeemed	(24,107)	(25,392)
Net increase (decrease) from Class CAA Transactions	2,038	(5,252)
Net increase (decrease) in net assets from capital shares transactions	(243,892)	2,784,818
Net increase (decrease) in net assets	(243,908)	2,784,747
Net Assets:
Beginning of year	9,474,734	6,689,987
End of year	$9,230,826	$9,474,734

N/A — Not applicable.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2022

Government II Fund		Treasury II Fund
2022	2021	2022	2021

$259	$5,842	$(5)	$1,239
59	115	7	42
318	5,957	2	1,281

(326)	(6,030)	(81)	(1,269)
N/A	N/A	N/A	N/A
(326)	(6,030)	(81)	(1,269)

6,922,320	5,923,932	1,198,980	1,427,958
120	2,327	60	715
(6,868,898)	(5,364,590)	(1,076,604)	(1,522,554)
53,542	561,669	122,436	(93,881)

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
53,542	561,669	122,436	(93,881)
53,534	561,596	122,357	(93,869)

2,553,183	1,991,587	307,851	401,720
$2,606,717	$2,553,183	$430,208	$307,851

SEI Daily Income Trust / Annual Report / January 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

	Ultra Short Duration Bond Fund
	2022	2021
Operations:
Net investment income	$1,837	$4,110
Net realized gain (loss) on investments and futures contracts	131	1,060
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,974)	165
Net increase (decrease) in net assets resulting from operations	(1,006)	5,335
Distributions:
Class F	(1,705)	(3,512)
Class Y	(455)	(844)
Total distributions	(2,160)	(4,356)
Capital share transactions:
Class F:
Proceeds from shares issued	103,269	151,679
Reinvestment of dividends & distributions	1,426	2,886
Cost of shares redeemed	(88,025)	(142,368)
Net increase (decrease) from Class F transactions	16,670	12,197
Class Y:
Proceeds from shares issued	8,746	23,557
Reinvestment of dividends & distributions	449	807
Cost of shares redeemed	(5,876)	(15,096)
Net increase (decrease) from Class Y transactions	3,319	9,268
Net Increase (decrease) in net assets from capital share transactions	19,989	21,465
Net increase (decrease) in net assets	16,823	22,444
Net Assets:
Beginning of year	334,109	311,665
End of year	$350,932	$334,109
Capital Share Transactions:
Class F
Shares issued	11,044	16,276
Reinvestment of distributions	152	309
Shares redeemed	(9,411)	(15,254)
Net increase (decrease) in shares outstanding from Class F Share transactions	1,785	1,331
Class Y
Shares issued	939	2,531
Reinvestment of distributions	44	86
Shares redeemed	(628)	(1,618)
Net increase (decrease) in shares outstanding from Class Y Share transactions	355	999
Total increase (decrease) in shares outstanding from share transactions	2,140	2,330

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2022

Short-Duration Government Fund		GNMA Fund
2022	2021	2022	2021

$1,897	$7,116	$428	$953
1,281	14,057	(589)	550
(16,673)	2,500	(2,409)	655
(13,495)	23,673	(2,570)	2,158

(5,208)	(9,240)	(1,640)	(1,721)
(368)	(790)	(54)	(75)
(5,576)	(10,030)	(1,694)	(1,796)

177,972	393,227	28,574	90,667
3,977	7,149	1,473	1,518
(222,521)	(337,890)	(58,760)	(48,267)
(40,572)	62,486	(28,713)	43,918

6,001	31,614	509	4,665
354	689	53	74
(13,585)	(41,887)	(2,001)	(2,548)
(7,230)	(9,584)	(1,439)	2,191
(47,802)	52,902	(30,152)	46,109
(66,873)	66,545	(34,416)	46,471

791,786	725,241	107,693	61,222
$724,913	$791,786	$73,277	$107,693

17,016	37,302	2,751	8,562
380	676	143	143
(21,231)	(32,000)	(5,676)	(4,568)
(3,835)	5,978	(2,782)	4,137

573	2,992	49	442
34	65	5	7
(1,295)	(3,966)	(192)	(240)
(688)	(909)	(138)	209
(4,523)	5,069	(2,920)	4,346

SEI Daily Income Trust / Annual Report / January 31, 2022

FINANCIAL HIGHLIGHTS

For the years ended January 31,

For a Share Outstanding Throughout the Year

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains		Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Government Fund
Class F
2022	$1.00	$—	$—	$—	$— (2)	$—	(2)	$— (2)	$1.00	0.01%	$9,215,975	0.06%	0.44%	0.01%
2021	1.00	—	—	—	— (2)	—		— (2)	1.00	0.23	9,461,922	0.18	0.45	0.19
2020	1.00	0.02	—	0.02	(0.02)	—		(0.02)	1.00	1.95	6,671,923	0.20	0.46	1.95
2019	1.00	0.02	—	0.02	(0.02)	—		(0.02)	1.00	1.70	10,068,739	0.20	0.46	1.72
2018	1.00	0.01	—	0.01	(0.01)	—		(0.01)	1.00	0.74	7,277,766	0.20	0.45	0.74
Class CAA
2022	$1.00	$—	$—	$—	$— (2)	$—	(2)	$— (2)	$1.00	0.01%	$14,851	0.06%	0.44%	0.01%
2021	1.00	—	—	—	— (2)	—		— (2)	1.00	0.23	12,812	0.18	0.45	0.24
2020	1.00	0.02	—	0.02	(0.02)	—		(0.02)	1.00	1.95	18,064	0.20	0.46	1.95
2019	1.00	0.02	—	0.02	(0.02)	—		(0.02)	1.00	1.70	21,612	0.20	0.46	1.65
2018	1.00	0.01	—	0.01	(0.01)	—		(0.01)	1.00	0.74	31,525	0.20	0.45	0.74
Government II Fund
Class F
2022	$1.00	$—	$—	$—	$— (2)	$—	(2)	$— (2)	$1.00	0.01%	$2,606,717	0.05%	0.48%	0.01%
2021	1.00	—	—	—	— (2)	—		— (2)	1.00	0.27	2,553,183	0.18	0.48	0.24
2020	1.00	0.02	—	0.02	(0.02)	—		(0.02)	1.00	1.97	1,991,587	0.20	0.49	1.95
2019	1.00	0.02	—	0.02	(0.02)	—		(0.02)	1.00	1.76	1,808,839	0.20	0.49	1.73
2018	1.00	0.01	—	0.01	(0.01)	—		(0.01)	1.00	0.76	2,177,761	0.20	0.49	0.76
Treasury II Fund
Class F
2022	$1.00	$—	$—	$—	$— (2)	$—	(2)	$— (2)	$1.00	0.02%	$430,208	0.06%	0.49%	0.00%
2021	1.00	—	—	—	— (2)	—		— (2)	1.00	0.27	307,851	0.19	0.49	0.30
2020	1.00	0.02	—	0.02	(0.02)	—		(0.02)	1.00	1.95	401,720	0.20	0.49	1.94
2019	1.00	0.02	—	0.02	(0.02)	—		(0.02)	1.00	1.75	594,915	0.20	0.49	1.73
2018	1.00	0.01	—	0.01	(0.01)	—		(0.01)	1.00	0.74	553,712	0.20	0.50	0.75

*	Per share calculations were performed using average shares.
†

Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense limitation figures.

(2)	Amount represents less than $0.005 per share.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

SEI Daily Income Trust / Annual Report / January 31, 2022

FINANCIAL HIGHLIGHTS

For the years ended January 31,

For a Share Outstanding Throughout the Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Ultra Short Duration Bond Fund
Class F
2022	$9.38	$0.05	$(0.07)	$(0.02)	$(0.06)	$(0.06)	$9.30	(0.23)%	$285,651	0.38%	0.61%	0.53%	70%
2021	9.36	0.12	0.03	0.15	(0.13)	(0.13)	9.38	1.61	271,550	0.38	0.58	1.29	73
2020	9.31	0.23	0.05	0.28	(0.23)	(0.23)	9.36	3.06	258,558	0.38	0.59	2.44	70
2019	9.32	0.20	—	0.20	(0.21)	(0.21)	9.31	2.13	256,372	0.38	0.59	2.15	71
2018	9.31	0.13	0.02	0.15	(0.14)	(0.14)	9.32	1.58	262,023	0.38	0.59	1.38	59
Class Y
2022	$9.38	$0.06	$(0.07)	$(0.01)	$(0.07)	$(0.07)	$9.30	(0.15)%	$65,281	0.30%	0.36%	0.61%	70%
2021	9.37	0.13	0.02	0.15	(0.14)	(0.14)	9.38	1.58	62,559	0.30	0.33	1.36	73
2020	9.31	0.24	0.06	0.30	(0.24)	(0.24)	9.37	3.25	53,107	0.30	0.34	2.52	70
2019	9.33	0.21	(0.02)	0.19	(0.21)	(0.21)	9.31	2.11	49,571	0.30	0.34	2.23	71
2018	9.32	0.14	0.01	0.15	(0.14)	(0.14)	9.33	1.67	48,136	0.30	0.34	1.46	59
Short-Duration Government Fund
Class F
2022	$10.56	$0.03	$(0.22)	$(0.19)	$(0.08)	$(0.08)	$10.29	(1.83)%	$687,332	0.48%	0.56%	0.25%	132%
2021	10.38	0.09	0.22	0.31	(0.13)	(0.13)	10.56	3.01	745,950	0.48	0.57	0.88	287
2020	10.22	0.18	0.18	0.36	(0.20)	(0.20)	10.38	3.54	670,769	0.48	0.58	1.78	230
2019	10.27	0.18	(0.03)	0.15	(0.20)	(0.20)	10.22	1.48	642,331	0.48	0.58	1.75	86
2018	10.43	0.15	(0.14)	0.01	(0.17)	(0.17)	10.27	0.13	696,751	0.48	0.59	1.42	169
Class Y
2022	$10.56	$0.04	$(0.21)	$(0.17)	$(0.10)	$(0.10)	$10.29	(1.67)%	$37,581	0.31%	0.31%	0.42%	132%
2021	10.38	0.11	0.22	0.33	(0.15)	(0.15)	10.56	3.17	45,836	0.32	0.32	1.04	287
2020	10.22	0.20	0.17	0.37	(0.21)	(0.21)	10.38	3.69	54,472	0.33	0.33	1.93	230
2019	10.27	0.19	(0.03)	0.16	(0.21)	(0.21)	10.22	1.63	49,948	0.34	0.34	1.56	86
2018	10.43	0.16	(0.13)	0.03	(0.19)	(0.19)	10.27	0.27	51,495	0.34	0.34	1.56	169
GNMA Fund
Class F
2022	$10.55	$0.05	$(0.36)	$(0.31)	$(0.19)	$(0.19)	$10.05	(2.97)%	$71,216	0.62%	0.62%	0.46%	405%
2021	10.44	0.11	0.22	0.33	(0.22)	(0.22)	10.55	3.16	104,074	0.58	0.58	1.05	392
2020	10.20	0.24	0.28	0.52	(0.28)	(0.28)	10.44	5.15	59,818	0.58	0.58	2.33	225
2019	10.24	0.25	—	0.25	(0.29)	(0.29)	10.20	2.54	65,412	0.58	0.58	2.48	134
2018	10.47	0.24	(0.18)	0.06	(0.29)	(0.29)	10.24	0.58	75,582	0.60	0.60	2.32	204
Class Y
2022	$10.55	$0.08	$(0.36)	$(0.28)	$(0.22)	$(0.22)	$10.05	(2.71)%	$2,061	0.37%	0.37%	0.72%	405%
2021	10.44	0.14	0.22	0.36	(0.25)	(0.25)	10.55	3.42	3,619	0.33	0.33	1.31	392
2020	10.20	0.27	0.27	0.54	(0.30)	(0.30)	10.44	5.35	1,403	0.33	0.33	2.58	225
2019	10.23	0.29	—	0.29	(0.32)	(0.32)	10.20	2.88	1,323	0.32	0.32	2.84	134
2018	10.46	0.27	(0.18)	0.09	(0.32)	(0.32)	10.23	0.82	76	0.36	0.36	2.56	204

*	Per share calculations were performed using average shares.
†

Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2022

NOTES TO FINANCIAL STATEMENTS

January 31, 2022

1. ORGANIZATION

SEI Daily Income Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with six operational Funds: the Government, Government II, and Treasury II (each a “Fund,” collectively, the “Money Market Funds”), the Ultra Short Duration Bond, Short-Duration Government and GNMA (each a “Fund,” collectively, the “Fixed Income Funds”). The Trust is registered to offer: Class F shares of the Funds; and Class CAA shares of the Government Fund and Class Y shares of the Fixed Income Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. The Money Market Funds’ use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on an exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Fixed Income Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2022, there were no fair valued securities held by the Funds.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

SEI Daily Income Trust / Annual Report / January 31, 2022

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the fiscal year ended January 31, 2022, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

For the Fixed Income Funds, amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

For the Money Market Funds, all amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

It is the Funds’ policy to present the repurchase agreements contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the repurchase agreements contracts. Refer to each Fund’s Schedule of Investments for details regarding repurchase agreements contracts as of January 31, 2022, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fixed Income Funds utilized futures contracts during the year ended January 31, 2022. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Funds chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the

SEI Daily Income Trust / Annual Report / January 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2022

Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the futures contracts. Refer to each Fund’s Schedule of Investments for details regarding open future contracts as of January 31, 2022, if applicable. The fair value of interest rate futures contracts held in the Fixed Income Funds can be found on the Statements of Assets and Liabilities under the captions Receivable for Variation Margin and Payable for Variation Margin. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation/ depreciation of futures contracts are reported in the respective Fixed Income Funds’ Schedule of Investments. Realized gains or losses on interest rate futures contracts related to the Fixed Income Funds are recognized on the Statements of Operations as part of Net Realized Gain (Loss) on Futures Contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as Net Unrealized Gain (Loss) on Futures Contracts.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund’s investment in swap contracts is mainly used as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the Counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect a Fund’s value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. There were no outstanding swap agreements as of January 31, 2022.

Options Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded

SEI Daily Income Trust / Annual Report / January 31, 2022

as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There were no outstanding options contracts as of January 31, 2022.

TBA Purchase Commitments — To the extent consistent with its Investment Objective and Strategies, a Fixed Income Fund may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO and CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.

The risks of an investment in a CDO and CLO depend largely on its class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs and CLOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs and CLOs, allowing a CDO and CLO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs and CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities — Throughout the year, the Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At January 31, 2022, the Funds did not own any restricted securities except for those designated as 144A on the schedules of investments.

SEI Daily Income Trust / Annual Report / January 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2022

Classes — Class-specific expenses are borne by that class of shares. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements — SEI Investments Management Corporation (“SIMC”) serves as each Fund’s investment adviser (the “Adviser”) and ”manager of managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms, including the Distributor, that provide shareholder services may receive compensation thereof.

Such plans provide fees payable to the Distributor up to the amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

The Money Market Funds’ Administrator and/or the Distributor have contractually agreed to waive fees or reimburse expenses for each Money Market Fund until May 31, 2022, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, trustees’ fees, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Money Market Fund’s total operating costs exceed the applicable thresholds and will not affect the Money Market Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Money Market Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Money Market Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by a fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Fixed Income Funds’ Adviser, Administrator and/or Distributor are limited to the Fixed Income Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Fixed Income Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

SEI Daily Income Trust / Annual Report / January 31, 2022

The following is a summary of annual fees payable to the Adviser, and Distributor and the expense limitations for each fund:

	Advisory Fees		Shareholder Servicing Fees	Expense Limitations
Government Fund
Class F	0.07%		0.25%	0.20	%(3)
Class CAA	0.07%		0.25%	0.20	%(3)
Government II Fund
Class F	0.07%		0.25%	0.20	%(2)
Treasury II Fund
Class F	0.07%		0.25%	0.20	%(2)
Ultra Short Duration Bond Fund
Class F	0.10	%(4)	0.25%	0.38	%(1)
Class Y	0.10	%(4)	—%	0.30	%(1)
Short-Duration Government Fund
Class F	0.09	%(5)	0.25%	0.48	%(1)
Class Y	0.09	%(5)	—%	0.38	%(1)
GNMA Fund
Class F	0.09	%(5)	0.25%	0.63	%(1)
Class Y	0.09	%(5)	—%	0.43	%(1)

(1)	Represents a voluntary cap that may be discontinued at any time.
(2)	Represents a contractual cap effective through May 31, 2022, to be changed only by board approval.
(3)

Represents a contractual cap of .25%, effective through May 31, 2022, to be changed only by Board approval. In addition, management has voluntarily waived fees to a cap of .20% that may be discontinued at any time.

(4)

The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Ultra Short Duration Bond Fund. The fee is calculated based on the net assets of the Ultra Short Duration Bond Fund.

(5)

The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Short-Duration Government and GNMA Funds. The fee is a blended percentage and is calculated based on the combined assets of these Funds.

The following is a summary of annual fees payable to the Administrator:

	Administration Fees
	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
Government Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Government II Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Treasury II Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Ultra Short Duration Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Short-Duration Government Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
GNMA Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class F of each fund, except for the GNMA Fund, since inception of the plan. Such waivers are voluntary and may be discontinued at any time.

The Administrator, Investment Advisor and Distributor have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Money Market Funds in order to limit the one-day net income yield of the Funds to not less than 0.01% of the Funds’ average daily net assets. The amounts waived are presented on each Fund’s Statement of Operations.

Pursuant to the “manager of managers” structure, the Board of Trustees approved BlackRock Advisors, LLC as sub-adviser to the Money Market Funds, MetLife Investment Management, LLC serves as a sub-adviser to the Ultra Short Duration Bond Fund and Wellington Management Company LLP (“Wellington LLP”) serves as sub-adviser to the Fixed Income Funds. Each sub-adviser is party to an investment sub-advisory agreement with the Advisor. For its services to the Funds, the sub-advisers are entitled to receive a fee paid directly by the Adviser.

U.S. Bank, N.A. serves as the custodian of the Funds. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

SEI Daily Income Trust / Annual Report / January 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2022

Other — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an inter-fund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Inter-fund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds Board of Trustees. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended January 31, 2022, the Trust has not participated in the Program.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended January 31, 2022, were as follows for the Fixed Income Funds:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Ultra Short Duration Bond Fund
Purchases	$37,496	$114,243	$151,739
Sales	31,845	122,096	153,941
Short-Duration Government Fund
Purchases	843,269	18,368	861,637
Sales	859,889	2,721	862,610
GNMA Fund
Purchases	362,206	—	362,206
Sales	389,362	219	389,581

5. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The tax character of dividends and distributions paid during the fiscal years ended January 31, 2022 or January 31, 2021 (unless otherwise indicated) was as follows:

	Ordinary Income ($ Thousands)	Total ($ Thousands)
Government Fund
2022	$1,041	$1,041
2021	18,397	18,397
Government II Fund
2022	326	326
2021	6,030	6,030
Treasury II Fund
2022	81	81
2021	1,269	1,269
Ultra Short Duration Bond Fund
2022	2,160	2,160
2021	4,356	4,356
Short-Duration Government Fund
2022	5,576	5,576
2021	10,030	10,030
GNMA Fund
2022	1,694	1,694
2021	1,796	1,796

SEI Daily Income Trust / Annual Report / January 31, 2022

As of January 31, 2022, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Government Fund	$69	$—	$—	$—	$—	$—	$(79)	$(10)
Government II Fund	15	—	—	—	—	—	(20)	(5)
Treasury II Fund	—	—	—	—	—	—	(6)	(6)
Ultra Short Duration Bond Fund	165	—	(5,652)	—	—	(1,493)	(184)	(7,164)
Short-Duration Government Fund	1,046	—	(11,514)	—	—	(6,187)	(388)	(17,043)
GNMA Fund	121	—	(5,138)	—	—	(351)	(123)	(5,491)

The other temporary differences in the current year are primarily attributable to Treasury straddle loss deferral and wash sales.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired.

During the fiscal year ended January 31, 2022, the Funds did not utilize capital loss carryforwards to offset capital gains.

At January 31, 2022, the following Funds had capital loss carryforwards to offset future realized capital gains:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Ultra Short Duration Bond Fund	$206	$5,446	$5,652
Short-Duration Government Fund	1,820	9,694	11,514
GNMA Fund	3,790	1,348	5,138

Post October losses represent losses realized on investment transactions from November 1, 2021 through December 31, 2021, that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year.

During the fiscal year ended January 31, 2022, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost located in the Statements of Assets and Liabilities.

For Federal income tax purposes, the cost of securities owned at January 31, 2022, and net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments

(including foreign currency and derivatives, if applicable) held by the Fixed Income Funds at January 31, 2022, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Ultra Short Duration Bond Fund	$352,884	$223	$(1,716)	$(1,493)
Short-Duration Government Fund	677,219	2,791	(8,978)	(6,187)
GNMA Fund	75,955	1,063	(1,414)	(351)

Management has analyzed the Funds’ tax positions taken on the federal tax returns for all open tax years and has concluded that as of January 31, 2022, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal income and excise tax returns are subject to examination by the IRS for all open tax years under the applicable Statute of Limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The following is not intended to be a complete discussion of the risks associated with investing in a fund. Please review each Fund’s prospectus for additional disclosures regarding principal risks associated with investing in a fund.

SEI Daily Income Trust / Annual Report / January 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2022

Asset-Backed Securities Risk — The Ultra Short Duration Bond Fund is subject to asset-backed securities risk, whereas payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Commercial Paper Risk — The Ultra Short Duration Bond Fund is subject to commercial paper risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Risk — The Ultra Short Duration Bond Fund is subject to corporate fixed income risk. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The Funds are all subject to the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Additionally, if the Funds have uninvested cash, the Funds are subject to the risk that the depository institution holding the uninvested cash will be unable to repay the cash held.

Derivatives Risk — The Fixed Income Funds’ use of futures contracts and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fixed Income Funds’ use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fixed Income Funds may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Extension Risk — The Funds are subject to the risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Market Risk — The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad

SEI Daily Income Trust / Annual Report / January 31, 2022

changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Funds’ value may fluctuate and/or the Funds may experience increased redemptions from shareholders, which may impact the Funds’ liquidity or force the Funds to sell securities into a declining or illiquid market.

Foreign Issuer Risk — The Ultra Short Duration Bond Fund is subject to the risk that issuers in foreign countries face political and economic events unique to such countries. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S.

Interest Rate Risk — The Money Market Funds’ are subject to the risk that the Fund's yield will decline due to falling interest rates. A rise in interest rates typically causes a fall in the value of fixed income securities in which the Fund invests, while a fall in interest rates typically causes a rise in the value of such securities. During periods when interest rates are low, the Fund's yield will also be low. It is possible that the Funds will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). This could impair the Fund's ability to provide a positive yield and maintain a stable $1.00 share price. Fluctuations in interest rates may also affect the liquidity of the fixed-income securities held by the Fund. As a result, it is possible that the Fund would, during the conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income.

The Fixed Income Funds’ are subject to the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Funds invest. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The Fixed Income Funds are subject to the risk that a Funds’ investments in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage Risk — The Fixed Income Funds’ use of derivatives or investments in repurchase agreements may result in the Funds’ total investment exposure substantially exceeding the value of its portfolio securities and the Funds’ investment returns depending substantially on the performance of securities that the Funds may not directly own. The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Funds’ use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The Funds are subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — The Fixed Income Funds are subject to mortgage-backed securities risk. Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Funds’ expectations. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by a fund.

Opportunity Risk — The Funds are subject to the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The Fixed Income Funds are subject to the risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Funds to invest the proceeds at generally lower interest rates.

SEI Daily Income Trust / Annual Report / January 31, 2022

NOTES TO FINANCIAL STATEMENTS (Concluded)

January 31, 2022

Portfolio Turnover Risk — Due to their investment strategies, the Short-Duration Government Fund and GNMA Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Funds’ performance.

Redemption Risk — The Money Market Funds may experience periods of heavy redemptions that could cause the Funds to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. This could have a significant adverse effect on the Funds’ ability to maintain a stable $1.00 share price, and, in extreme circumstances, could cause the Funds to suspend redemptions and liquidate completely.

Repurchase Agreement Risk — The Funds are subject to repurchase agreement risk. Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Funds whereby a defaulting counterparty could delay or prevent the Funds’ recovery of collateral.

U.S. Government Securities Risk — The Funds are subject to U.S. Government securities risk. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

7. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of January 31, 2022, SPTC held of record the following:

Government Fund, Cl CAA	100.00%
Government Fund, Cl F	71.73%
Government II Fund	48.14%
Treasury II Fund	98.97%
Ultra Short Duration Bond Fund, Cl F	93.61%
Ultra Short Duration Bond Fund, Cl Y	89.58%
Short-Duration Government Fund, Cl F	97.60%
Short-Duration Government Fund, Cl Y	19.32%
GNMA Fund, Cl F	87.16%
GNMA Fund, Cl Y	91.24%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

8. REGULATORY MATTERS

LIBOR Replacement — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments.

SEI Daily Income Trust / Annual Report / January 31, 2022

Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of January 31, 2022.

SEI Daily Income Trust / Annual Report / January 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Daily Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Daily Income Trust, comprised of the Government Fund, Government II Fund, Treasury II Fund, Ultra Short Duration Bond Fund, Short-Duration Government Fund, and GNMA Fund (collectively, the Funds), including the schedules of investments, as of January 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian, transfer agent, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

March 29, 2022

SEI Daily Income Trust / Annual Report / January 31, 2022

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of January 31, 2022.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5794.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 75 yrs. old	Chairman of the Board of Trustees*	since 1989	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	93

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 81 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	93

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

TRUSTEES
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 64 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	93

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	93

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

SEI Daily Income Trust / Annual Report / January 31, 2022

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	93

Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	93

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 67 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015.	93

Trustee of SEI Insurance Products Trust from 2016 to 2020. Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 71 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Director at Delta Air Lines from 1983 to 1985. Assistant Vice President at Delta Air Lines from 1985 to 1995. Chief Investment Officer at Delta Air Lines from 1995 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	93

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	93

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	84

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust and SEI Asset Allocation Trust. Independent Consultant of Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust and New Covenant Funds.

SEI Daily Income Trust / Annual Report / January 31, 2022

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 75 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Ankit Puri[3] One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Controller and Chief Financial Officer	since 2022

Director, Fund Accounting, SEI Investments Global Funds Services since July 2021. Associate Director, Fund Accounting Policy, Vanguard from September 2020 – June 2021. Senior Manager, Ernst & Young LLP, October 2017 – August 2020.

				N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Assistant Controller	since 2017	Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Chief Compliance Officer	since 2006

Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds from 2013 to 2020. Chief Compliance Officer of O'Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors' Inner Circle Fund III since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund from 2014 to 2018. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Frost Family of Funds since 2019. Chief Compliance Officer of Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund and Delaware Wilshire Private Markets Tender Fund since 2020. Chief Compliance Officer of the Catholic Responsible Investments Funds since 2021. Chief Compliance Officer of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021.

				N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Vice President and Assistant Secretary	since 2008

Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2009

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 54 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

3	Prior to March 22, 2022, Peter A. Rodriguez served as Controller and Chief Financial Officer.

SEI Daily Income Trust / Annual Report / January 31, 2022

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015

Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011. Anti-Money Laundering Compliance Officer and Privacy Officer of Winton Series Trust from 2015 to

2017. Anti-Money Laundering Compliance Officer and Privacy Officer of the KP Funds from 2015 to 2020. Anti-Money Laundering Compliance Officer and Privacy Officer of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and

SEI Daily Income Trust / Annual Report / January 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

January 31, 2022

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2021 to January 31, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

●    Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

●    Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/21	Ending Account Value 1/31/22	Annualized Expense Ratios	Expenses Paid During Period *
Government Fund
Actual Fund Return
Class F	$1,000.00	$1,000.10	0.06%	$0.30
Class CAA	1,000.00	1,000.10	0.06	0.30
Hypothetical 5% Return
Class F	$1,000.00	$1,024.84	0.06%	$0.31
Class CAA	1,000.00	1,024.84	0.06	0.31
Government II Fund
Actual Fund Return
Class F	$1,000.00	$1,000.10	0.05%	$0.25
Hypothetical 5% Return
Class F	$1,000.00	$1,024.89	0.05%	$0.25

	Beginning Account Value 8/1/21	Ending Account Value 1/31/22	Annualized Expense Ratios	Expenses Paid During Period *
Treasury II Fund
Actual Fund Return
Class F	$1,000.00	$1,000.20	0.06%	$0.30
Hypothetical 5% Return
Class F	$1,000.00	$1,024.84	0.06%	$0.31
Ultra Short Duration Bond Fund
Actual Fund Return
Class F	$1,000.00	$996.40	0.38%	$1.91
Class Y	1,000.00	996.80	0.30	1.51
Hypothetical 5% Return
Class F	$1,000.00	$1,023.29	0.38%	$1.94
Class Y	1,000.00	1,023.69	0.30	1.53

SEI Daily Income Trust / Annual Report / January 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

January 31, 2022

	Beginning Account Value 8/1/21	Ending Account Value 1/31/22	Annualized Expense Ratios	Expenses Paid During Period *
Short-Duration Government Fund
Actual Fund Return
Class F	$1,000.00	$984.00	0.48%	$2.40
Class Y	1,000.00	984.90	0.30	1.50
Hypothetical 5% Return
Class F	$1,000.00	$1,022.79	0.48%	$2.45
Class Y	1,000.00	1,023.69	0.30	1.53
GNMA Fund
Actual Fund Return
Class F	$1,000.00	$977.90	0.63%	$3.14
Class Y	1,000.00	979.20	0.38	1.90
Hypothetical 5% Return
Class F	$1,000.00	$1,022.03	0.63%	$3.21
Class Y	1,000.00	1,023.29	0.38	1.94

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

SEI Daily Income Trust / Annual Report / January 31, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 23, 2021, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Daily Income Trust / Annual Report / January 31, 2022

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

SEI Daily Income Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of such renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 22-24, 2021 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was renewed at meetings

SEI Daily Income Trust / Annual Report / January 31, 2022

of the Board held during the course of the Trust’s fiscal year on March 22-24, 2021 and September 13-15, 2021. In each case, the Board’s renewal was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap, as well as SIMC’s and its affiliates’ contractual waiver of certain other fees with respect to the Government, Government II and Treasury II Funds to prevent total Fund operating expenses from exceeding a specified cap, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

SEI Daily Income Trust / Annual Report / January 31, 2022

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited) (Concluded)

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Daily Income Trust / Annual Report / January 31, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a January 31, 2022 taxable year end, this notice is for information purposes only. For shareholders with a January 31, 2022, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended January 31, 2022, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Total Distributions (Tax Basis)	U.S. Government Interest (1)	Interest Related Dividends (2)	Short-Term Capital Gains Dividends (3)
Government Fund	0.00%	100.00%	100.00%	56.91%	89.74%	100.00%
Government II Fund	0.00%	100.00%	100.00%	93.96%	89.55%	100.00%
Treasury II Fund	0.00%	100.00%	100.00%	3.21%	5.64%	100.00%
Ultra Short Duration Bond Fund*	0.00%	100.00%	100.00%	3.15%	89.95%	0.00%
Short-Duration Government Fund*	0.00%	100.00%	100.00%	8.61%	77.88%	0.00%
GNMA Fund*	0.00%	100.00%	100.00%	0.00%	92.54%	0.00%

Items (A), (B), (C) are based on the percentage of the Fund’s total distribution.

(1)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(2)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(3)

The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” and is reflected as a percentage of short- term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

* Shareholders who are residents of California, Connecticut and New York, these funds have not met the statutory threshold requirements to permit exemption of these amounts from state income tax.

Please consult your tax adviser for proper treatment of this information.

SEI Daily Income Trust / Annual Report / January 31, 2022

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SEI DAILY INCOME TRUST ANNUAL REPORT January 31, 2022

Robert A. Nesher, Chairman

Trustees

William M. Doran

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Ankit Puri

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-022 (1/22)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2022 and 2021 as follows:

		Fiscal Year 2022			Fiscal Year 2021
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$134,095	N/A	$0	$129,095	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$331,000	$0	$0	$331,000	$0

Notes:

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2) See Item 4(g) for a description of the services comprising the fees disclosed in this category.

 (e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2022	Fiscal 2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2022 and 2021 were $331,000 and $331,000, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Daily Income Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher, President and Chief Executive Officer

Date: April 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher, President and Chief Executive Officer

Date: April 6, 2022

By:	/s/ Ankit Puri
Ankit Puri, Controller and Chief Financial Officer

Date: April 6, 2022